As filed with the Securities and Exchange Commission on February 12, 2013

Registration No. 333-178743

811-08904

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 112

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Charles A. Whites, Jr., Esq.

New York Life Insurance and Annuity Corporation

51, Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Richard Choi, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208	George S. Shively, Esq. Senior Vice President New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	on ___________ pursuant to paragraph (b) of Rule 485.
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on ___________ pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in a separate account under variable annuity contracts.

Explanatory Note

Registrant is filing this Post-Effective Amendment No. 1 (the “Amendment”) for the purpose of adding the following features to New York Life Income Plus Variable Annuity policies: (i) revised investment division restrictions for the Guaranteed Future Income Benefit Rider, and (ii) new static Asset Allocation Models (as defined in the prospectus) and associated disclosures. Registrant anticipates that the effective date of these changes will be May 1, 2013. We are asking that the Amendment become effective automatically 60 days after filing pursuant to Rule 485(a)(1), on April 12, 2013. Registrant will file a subsequent amendment pursuant to Rule 485(b) to include annual update changes to the registration statement and the prospectuses contained therein.

The Amendment includes the prospectus for the New York Life Income Plus Variable Annuity. The prospectus contained in the Amendment for the New York Life Income Plus Variable Annuity notes the revised investment division restrictions for the Guaranteed Future Income Benefit Rider and the new static Asset Allocation Models. This Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein. No other material changes were made to the prospectus contained in the Amendment.

PROSPECTUS DATED May 1, 2013

for

New York Life Income Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the individual flexible premium New York Life Income Plus Variable Annuity (“NYL Income Plus”) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed this policy for individuals in the pre-retirement market whose primary need is income, with accumulation being a secondary need. If you select the Guaranteed Future Income Benefit Rider, NYL Income Plus becomes a single premium policy and will include a deferred fixed income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s). The Guaranteed Future Income Benefit Rider’s deferred fixed income component is funded through deductions from the policy’s Variable Accumulation Value pursuant to a non-discretionary mathematical formula. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information.

These policies also include the Income Benefit Rider, which allows you to purchase deferred fixed income at your own pace, also through deductions from the policy’s Variable Accumulation Value. We will inform you of the amount of deferred fixed income purchased through the Income Benefit Rider. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES—Riders—Income Benefit Rider” for more information.

You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments (see “THE POLICIES—Policy Application and Premium Payments”), access to your money through partial withdrawals (withdrawals may be subject to a surrender charge and/or tax penalty and may impact the amount of your GFIB Payments (as defined in this Prospectus)), a choice of when Variable Account Annuity Income Payments commence, and a guaranteed death benefit if the owner dies before or after Variable Account Annuity Income Payments and/or GFIB Payments or Income Benefit Payments provided pursuant to either the Guaranteed Future Income Benefit Rider or the Income Benefit Rider have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Variable Accumulation Value of the policy and will vary with fluctuations in the policy’s Variable Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

Your premium payment(s) accumulate(s) on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment(s) among our Dollar Cost Averaging program, and the Investment Divisions listed below. You may also allocate your premium payment to one of three (3) Asset Allocation Models. The following page lists the Asset Allocation Models that are available with this policy.

•   MainStay VP Balanced — Service Class

•   MainStay VP Bond — Service Class

•   MainStay VP Cash Management

•   MainStay VP Common Stock — Service Class

•   MainStay VP Conservative Allocation — Service Class

•   MainStay VP Convertible — Service Class

•   MainStay VP DFA/DuPont Capital Emerging Markets Equity — Service Class

•   MainStay VP Eagle Small Cap Growth — Service Class

•   MainStay VP Flexible Bond Opportunities — Service Class

•   MainStay VP Floating Rate — Service Class

•   MainStay VP Government — Service Class

•   MainStay VP Growth Allocation — Service Class

•   MainStay VP Growth Equity — Service Class

•   MainStay VP High Yield Corporate Bond — Service Class

•   MainStay VP ICAP Select Equity — Service Class

•   MainStay VP Income Builder — Service Class

•   MainStay VP International Equity — Service Class

•   MainStay VP Janus Balanced — Service Class

•   MainStay VP Large Cap Growth — Service Class

•   MainStay VP MFS® Utilities — Service Class

•   MainStay VP Mid Cap Core — Service Class

•   MainStay VP Moderate Allocation — Service Class

•   MainStay VP Moderate Growth Allocation — Service Class

•   MainStay VP PIMCO Real Return — Service Class

•   MainStay VP S&P 500 Index — Service Class

•   MainStay VP T. Rowe Price Equity Income — Service Class

•   MainStay VP U.S. Small Cap — Service Class

•   MainStay VP Van Eck Global Hard Assets — Initial Class

•   BlackRock® Global Allocation V.I. Fund — Class III Shares

•   Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•   Dreyfus IP Technology Growth — Service Shares

•   Fidelity® VIP Contrafund® — Service Class 2

•   Fidelity® VIP Equity-Income — Service Class 2

•   Fidelity® VIP Mid Cap — Service Class 2

•   Janus Aspen Worldwide Portfolio — Service Shares

•   MFS® Investors Trust Series — Service Class

•   MFS® Research Series — Service Class

•   Neuberger Berman AMT Mid-Cap Growth Portfolio — Class S

•   Royce Micro-Cap Portfolio — Investment Class

•   Victory VIF Diversified Stock — Class A Shares

Please note that if you select the Guaranteed Future Income Benefit Rider, there will be restrictions with regard to your ability to allocate your Premium Payment (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information. The Income Benefit Rider does not include any Investment Division allocation restrictions.

2012 Asset Allocation Models (available for allocation on or before May 1, 2013)

Appreciation	Balanced

40% MainStay VP Moderate Growth Allocation

25% Fidelity VIP Contrafund®

20% MainStay VP Flexible Bond Opportunities

10% MainStay VP International Equity

  5% MainStay VP DFA/DuPont Capital Emerging Markets Equity

35% MainStay VP Moderate Growth Allocation 25% MainStay VP Flexible Bond Opportunities 20% BlackRock® Global Allocation 10% Fidelity® VIP Contrafund® 10% MainStay VP International Equity

Protection

30% MainStay VP Moderate Growth Allocation 25% BlackRock® Global Allocation 25% MainStay VP Flexible Bond Opportunities 15% MainStay VP Bond 5% MainStay VP PIMCO Real Return

2013 Asset Allocation Models (available for allocation after May 1, 2013 )

Appreciation	Balanced

35% MainStay VP Growth Allocation

20% MainStay VP Marketfield

20% MainStay VP Unconstrained Bond

10% MainStay VP Floating Rate

  5% Fidelity® VIP Contrafund

  5% MainStay VP International Equity

  5% MSVP DFA/DuPont Emerging Markets Equity

35% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

15% Fidelity® VIP Contrafund

10% MainStay VP Marketfield

  5% MainStay VP Floating Rate

  5% MainStay VP International Equity

  5% BlackRock® Global Allocation V.I. Fund

Protection

30% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

20% BlackRock® Global Allocation V.I. Fund

10% MainStay VP Bond

  5% MainStay VP Floating Rate

  5% MainStay VP PIMCO Real Return

  5% MainStay VP Marketfield

Please be advised that you should select an Asset Allocation Model based on several factors including, but not limited to your risk tolerance, time horizon and investment objectives. The Protection Asset Allocation Model may be appropriate for policyowners who are willing to take some risk to seek enhanced returns. The Balanced Asset Allocation Model may be appropriate for policyowners that are willing to assume an average amount of risk and volatility to achieve higher returns. The Appreciation Asset Allocation Model may be appropriate for policyowners willing to assume an above average amount of risk and volatility to take advantage of potentially higher return opportunities.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS® Variable Insurance TrustSM, the Neuberger Berman Advisers Management Trust, the Royce Capital Fund, and the Victory Variable Insurance Funds (the “Funds,” and each individually, a “Fund”). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact Us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2013. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call Us at (800) 598-2019 or write to Us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

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This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit We use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the DCA Advantage Plan Accumulation Value of a policy.

Adjusted Death Benefit Premium Payment—The Premium Payment made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payment immediately preceding the withdrawal.

Allocation Alternatives—The Investment Divisions of the Separate Account.

Annuitant(s)—The person(s) named on the Policy Data Page and whose life determines the Variable Account Annuity Income Payments, Income Benefit Payments (if applicable) and GFIB Payments (if applicable). Unless otherwise stated, the Annuitant is the Owner of this Policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by NYLIAC and based primarily on investment risk.

Automatic Income Benefit Purchase—Periodic deductions from the Variable Accumulation Value used to fund the GFIB Payments through the Funded Income Benefit by application of the Automatic Income Benefit Purchase Formula.

Automatic Income Benefit Purchase Formula—A non-discretionary mathematical formula, as shown on the Policy Data Page, applied periodically to determine if an Automatic Income Benefit Purchase is required to fund the GFIB Payments. The Automatic Benefit Purchase Formula may not be changed.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Income Benefit Purchases—On any Business Day, the total amount of Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases.

Discretionary Income Benefit Purchase—A voluntary deduction by the Owner of a portion of the Variable Accumulation Value, in the form of Accumulation Units from the Investment Divisions, used to purchase the future Income Benefit Payments. Discretionary Income Benefit Purchases include Systematic Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases can be used to fund GFIB Payments more quickly, or to purchase additional GFIB Payment amounts after the GFIB Payments have been fully funded.

Dollar Cost Averaging (DCA) Advantage Plan Account—The 6-month DCA account used specifically for the DCA Advantage Plan.

Dollar Cost Averaging (DCA) Advantage Plan—A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

Dollar Cost Averaging (DCA) Accumulation Value—The portion of the Premium Payment allocated to the DCA Advantage Plan Account, plus interest credited on such portions, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of Our general creditors.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Fund—A diversified open-end management investment company registered under the Investment Company Act of 1940, and any other registered open-end management investment company that offers Eligible Portfolios.

Funded Income Benefit—For the Income Benefit Rider, Funded Income Benefit means on any Business Day, the sum of the Income Benefit Payments purchased with Discretionary Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

For the Guaranteed Future Income Benefit Rider, Funded Income Benefit means on any Business Day, the sum of GFIB Payments purchased with Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases, if any. The Funded Income Benefit is the portion of the GFIB Payments that have been funded with Cumulative Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

Guaranteed Future Income Benefit Fee (“GFIB Fee”)—The GFIB Fee is a charge that we impose for the benefit provided by the GFIB Rider. This fee is a percentage of the average Unfunded Income Benefit Base and is deducted from the Variable Accumulation Value. This fee is assessed each Policy quarter preceding the GFIB Payment Commencement Date and upon a surrender of the Policy prior to the GFIB Payment Commencement Date.

Guaranteed Future Income Benefit Payments (“GFIB Payments”)—Fixed periodic guaranteed future income payments that NYLIAC makes to the named Payee beginning on the GFIB Payment Commencement Date and payable during the lifetime of the Annuitant. GFIB Payments remain the same regardless of the performance of the Investment Divisions.

Guaranteed Future Income Benefit Payment Commencement Date (“GFIB Payment Commencement Date”)—The date shown on the Policy Data Page, or as subsequently changed by you, on which the first GFIB Payment under this Policy will be made.

Guaranteed Future Income Benefit Rate (“GFIB Rate”)—The income purchase rate used to determine the GFIB Payments. This rate will not change, unless there is an elective change to the GFIB Payment Commencement Date.

Income Benefit Payments—Fixed periodic income payments that NYLIAC makes to the named Payee beginning on the Income Benefit Payment Commencement Date and payable during the lifetime of the Annuitant.

Income Benefit Payment Commencement Date—The date shown on the Policy Data Page on which the first Income Benefit Payment under this Policy will be made, or as subsequently changed by you.

Income Benefit Purchase Rate—The income purchase rate in effect for a Discretionary Income Benefit Purchase or an Automatic Income Benefit Purchase at the time a purchase is processed. The method for determining this rate is described on the Policy Data Page.

Investment Division—The variable investment options available under the Policy. Each Investment Division which is a division of the Separate Account, invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—A policy which is not issued under a Qualified Plan.

Owner (“you, your”)—The person(s) or entity(ies) designated as the Owner in this Policy, or as subsequently changed, and upon whose death prior to the Variable Account Annuity Commencement Date, the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date, benefits under this Policy may be paid. Unless otherwise stated, the Owner is the Annuitant of this Policy.

NYLIAC, We, Our or Us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

Partial Withdrawal—Any portion of the Accumulation Value paid to you, at your request, in accordance with the terms of this Policy.

Payee—The recipient(s) designated to receive Variable Account Annuity Income Payments, Income Benefit Payments or GFIB Payments under this Policy. The Owner of this Policy is the Payee, unless you designate another Payee.

Payment Date—The Business Day on which We receive your Premium Payment at the address specified in this Prospectus to receive such payment.

Payment Year—A year as measured from the Payment Date of the initial Premium Payment or from the Payment Date of any additional Premium Payments made to this Policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which We measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Quarter—Each quarter of a Policy Year starting on the Policy Date.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Payment—Amount(s) paid to NYLIAC as consideration for the benefits provided by this Policy.

Qualified Plan—A retirement plan that receives favorable tax treatment under Section 401, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Qualified Policies—A policy that is issued under a Qualified Plan.

Separate Account—NYLIAC Variable Annuity Separate Account-III; a segregated asset account We established to receive and invest the Premium Payment(s) paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Systematic Discretionary Income Benefit Purchase—Discretionary Income Benefit Purchases that are executed automatically on a recurring basis in accordance with your instructions. These purchases may be made in addition to independent Discretionary Income Benefit Purchases.

Total Contract Amount—The sum of the Accumulation Value plus Cumulative Income Benefit Purchases, if any.

Unfunded Income Benefit—On any Business Day, the portion of GFIB Payments that has yet to be funded by Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases, if any, and which NYLIAC guarantees, subject to certain transactions, should there be insufficient Variable Accumulation Value to fully fund the GFIB Payments with the Funded Income Benefit.

Unfunded Income Benefit Base—This amount is used to determine the Unfunded Income Benefit amount, the GFIB Fee, and the GFIB Rider Cancellation Fee. On the Policy Date, the Unfunded Income Benefit Base is equal to the Premium Payment. Thereafter, the Unfunded Income Benefit Base is reduced by Automatic Income Benefit Purchases, and by any Discretionary Income Benefit Purchases, adjusted to reflect the ratio of the Income Benefit Purchase Rate to the GFIB Rate. The Unfunded Income Benefit Base also is reduced by withdrawals (whether partial withdrawals, surrenders, or withdrawals of accumulation value applied to a Variable Income Payment Option) in proportion to the reduction in Accumulation Value.

Variable Account—The account from which the Accumulation Value is applied to provide Variable Account Annuity Income Payments.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

Variable Account Annuity Commencement Date—The date, shown on the Policy Data Page, or as subsequently changed by you, on which the total Accumulation Value will be applied to an available Variable Account Annuity Income Payment option, and on which Variable Account Annuity Income Payments will begin.

Variable Account Annuity Income Payments—Fixed periodic payments NYLIAC makes to the named Payee beginning on the Variable Account Annuity Commencement Date.

ABOUT NYL INCOME PLUS

This section of the Prospectus is intended to provide a general overview of NYL Income Plus, the Guaranteed Future Income Benefit Rider (“GFIB Rider”) and the Income Benefit Rider (“IB Rider”). Please see “THE POLICIES — Riders — “Income Benefit Rider” and “Guaranteed Future Income Benefit Rider (optional),” and the remainder of this Prospectus for additional information.

This Prospectus also includes examples of how the GFIB and IB Riders work, and how certain events, such as partial withdrawals, full or partial annuitizations of the Policy’s Variable Accumulation Value, surrenders, or an acceleration or deferral of either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date may impact GFIB Payments or Income Benefit Payments, respectively (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”), as well as information regarding death benefit proceeds with the GFIB and IB Rider.

Overview

NYL Income Plus is a flexible premium (single premium if you select the GFIB Rider, as described below) variable annuity. NYL Income Plus offers you the ability to allocate your Premium Payment to 40 Investment Divisions, each of which invests exclusively in shares of one of the Funds listed on the front cover of this Prospectus, the DCA Advantage Account, or one of three Asset Allocation Models. NYL Income Plus can provide variable account annuity income payments that are based on the performance of the Investment Divisions you select, as well as fixed income payments that are supported by the assets in NYLIAC’s general account, and are subject to the claims paying ability of NYLIAC. Fixed income payments are available through the GFIB and IB Riders, as described below.

GFIB Rider

The GFIB Rider is an optional benefit that provides for a guaranteed amount of lifetime income (GFIB Payments) to be paid to you beginning on a date that you select, which We call the GFIB Payment Commencement Date. There are limitations with regard to the GFIB Payment Commencement Date that you can select. (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “DISTRIBUTIONS UNDER THE POLICY — GFIB Payments and Income Benefit Payments”). All benefits under the GFIB Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

We will determine the amount of your GFIB Payments at the time of application, which is the only time you can select the GFIB Rider. The amount of the GFIB Payments will be based on the amount of your Premium Payment, the GFIB Rate, the age of the Annuitant and overall market conditions. Upon request, We will provide you with a personalized illustration that shows how the GFIB Rider hypothetically might work in your situation.

Your GFIB Payments are determined at the time the policy is issued, although they could be affected by certain transactions you initiate. These transactions are explained in your Policy and elsewhere in this Prospectus. GFIB Payments are funded incrementally through deductions from your Variable Accumulation Value, and each deduction purchases a portion of your GFIB Payments. Therefore, in order to support your GFIB Payments, a significant portion of your Variable Accumulation Value will, in most cases, be used to fund the GFIB Payments while the Policy is in the accumulation phase. We call these deductions Automatic Income Benefit Purchases and they will only be processed on a quarterly basis. We will compute the amount of each Automatic Income Benefit Purchase according to a non-discretionary mathematical formula that is described in your Policy and the Statement of Additional Information. The formula takes into account, among other things, the current investment performance of the Investment Divisions in which you are invested, prevailing and historical interest rates, and previous Automatic and/or Discretionary Income Benefit Purchases (as described below).

The formula is designed to increase the likelihood that a sufficient amount of Automatic Income Benefit Purchases will have been made by the GFIB Payment Commencement Date to fund your GFIB Payments.

Generally, more of your Variable Accumulation Value will be used to fund your GFIB Payments in unfavorable market conditions, low interest rate environments or if you are closer to the GFIB Payment Commencement Date, and less of your Variable Accumulation Value will be used to fund your GFIB Payments in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. This formula cannot be changed after the Policy is issued.

Under the formula, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your Policy’s Variable Accumulation Value as of the end of the previous Policy Quarter, except that the final Automatic Income Benefit Purchase made twenty (20) Business Days before the GFIB Payment Commencement Date has no limitation. All of your

Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. If sufficient Automatic Income Benefit Purchases have not been made by the GFIB Payment Commencement Date to fund your GFIB Payments, We will nevertheless ensure that you receive the GFIB Payments.

The GFIB Rider also gives you the flexibility to fund your GFIB Payments with Discretionary Income Benefit Purchases, which are made through voluntary deductions taken from your Policy’s Variable Accumulation Value. Discretionary Income Benefit Purchases made before your GFIB Payments are fully funded may reduce the likelihood that We will need to make Automatic Income Benefit Purchases. Discretionary Income Benefit Purchases made once your GFIB Payments are fully funded purchase additional guaranteed income. These purchases can be made at any time after the first policy quarter and twenty (20) Business Days before the GFIB Payment Commencement Date.

You may either accelerate or defer the GFIB Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you accelerate the GFIB Payment Commencement Date, you may not receive the benefit provided by the GFIB Rider. Please see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” for additional information regarding how an acceleration or deferral of the GFIB Payment Commencement Date will impact your GFIB Payments.

Once a portion of your Variable Accumulation Value is used to purchase GFIB Payments, it is no longer available to you on a full or partial surrender of your policy, or upon a full or partial annuitization. Exceptions to this rule are the final Automatic Income Benefit Purchase twenty (20) Business Days before GFIB Payments begin and any Discretionary Income Benefit Purchase; each of these purchases has a right to return period (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”).

Partial withdrawals and/or annuitizations of your Variable Accumulation Value taken from your policy before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of GFIB Payments that have already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB Payments that have already been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for either partial withdrawals, partial annuitizations, or Automatic or Discretionary Income Benefit Purchases to fund your GFIB Payments will be processed on a pro-rata basis.

Purchase of the GFIB Rider may be preferable to annuitizing the policy because with the GFIB Rider, you receive a guaranteed lifetime income amount along with the possibility of retaining a portion of your Variable Accumulation Value, while all of your Variable Accumulation Value would be used if you annuitize the policy on the Variable Account Annuity Commencement Date.

If you purchase the GFIB Rider, restrictions will apply that limit the amount you can allocate to the Investment Divisions in accordance with the then available Asset Allocation Categories or Asset Allocation Models. Once you have allocated your Premium Payment among your desired Investment Divisions in the Asset Allocation Categories or one of the pre-selected Asset Allocation Models in compliance with such restrictions, We will automatically rebalance your allocations on a quarterly basis to the Asset Allocation Categories or to the pre-selected Asset Allocation Models you chose to ensure they are within the stated limits. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

You may cancel the GFIB Rider at any time either before or after the free look period. However, We will deduct a GFIB Rider Cancellation Fee from your Variable Accumulation Value and We will not refund any GFIB Fees that may have been deducted for the GFIB Rider (see “OTHER CHARGES — GFIB Rider Cancellation Fee”). If you cancel the GFIB Rider, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date.

There is a separate charge for the GFIB Rider (see “TABLE OF FEES AND EXPENSES — Guaranteed Future Income Benefit Fee”). NYLIAC expects to profit from this charge. If you select the GFIB Rider, income payments will be provided only by this rider — no income payments can be provided by the IB Rider.

IB Rider

The IB Rider allows you the flexibility to fund future lifetime income on your own by making Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases will buy future Income that We call Income Benefit Payments. We will begin making Income Benefit Payments to you starting on the Income Benefit Payment Commencement Date. There are limitations with regard to the Income Benefit Payment Commencement Date (see “THE POLICIES — Riders — Income Benefit Rider”).

You can make Discretionary Income Benefit Purchases any time after the first policy quarter and twenty (20) Business Days before the Income Benefit Payment Commencement Date. To make a Discretionary Income Benefit Purchase, simply notify Us either through NYLIAC’s Virtual Service Center or in writing at one of the addresses provided in Question 14 of this Prospectus. We will deduct the amount of the Discretionary Income Benefit Purchase from your Policy’s Variable Accumulation Value in accordance with your instructions. If you make no Discretionary Income Benefit Purchases before the Income Benefit Payment Commencement Date, no Income Benefit Payments will be paid to you.

The Income Benefit Payment amount that results from a Discretionary Income Benefit Purchase is based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the age of the Annuitant, and the Discretionary Income Benefit Purchase amount. If you choose to make more than one Discretionary Income Benefit Purchase, the amount of your Income Benefit Payments will be greater after each purchase. We will send you a written confirmation of the change in the Income Benefit Payment amount. Please refer to the Policy Data Page for additional information regarding how the Income Benefit Purchase Rate and the resulting Income Benefit Payment amount are determined.

Subject to certain Code restrictions, you may either accelerate or defer the Income Benefit Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the Income Benefit Payment Commencement Date would likely result in a lower Income Benefit Payment amount, and deferring the date would likely result in a higher payment. If you accelerate the Income Benefit Payment Commencement Date, you may not receive the benefit provided by the IB Rider. Please see “THE POLICIES — Riders — Income Benefit Rider” for additional information regarding how an acceleration or deferral of the Income Benefit Payment Commencement Date may impact your Income Benefit Payments.

Once a portion of your Variable Accumulation Value is used to make Discretionary Income Benefit Purchases that will fund your Income Benefit Payments, it is no longer available to you on a full or partial surrender of your policy, or upon a full or partial annuitization, unless the Discretionary Income Benefit Purchase is reversed and cancelled during the right to return period (see “THE POLICIES — Riders — Income Benefit Rider”).

NYL Income Plus with the IB Rider is a flexible premium deferred variable annuity. Each Premium Payment begins a new surrender charge period for that payment. There are no Investment Division restrictions for policies that include only the IB Rider. The IB Rider is automatically included with your policy at no additional cost.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted. The amount of any income payments provided under this Policy will not be reduced by any fees or charges.

Policyowner Transaction Expenses

Current and guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently there is no charge for the first 12 transfers in a Policy Year).	$30

1	For policies that do not include the GFIB Rider, in Payment Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter. For policies that include the GFIB Rider, the Surrender Charge is reduced each Policy Year according to the same schedule. Surrender Charges will only apply to amounts in the Variable Accumulation Value.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge[2]	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value, includes mortality and expense risk and administrative fees).	1.35%

2	The Annual Policy Service Charge will be deducted from the Variable Accumulation Value only. The Annual Policy Service Charge will be waived either upon a) registration with eDelivery of all available materials that We normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first).

Optional Rider Charges

Guaranteed maximum Guaranteed Future Income Benefit Rider Fee (calculated as an annualized percentage of the average daily Unfunded Income Benefit Base over each policy quarter, deducted from the Variable Accumulation Value on a quarterly basis).	1.50%
Current Guaranteed Future Income Benefit Rider Charge	1.00%
Current and guaranteed maximum GFIB Rider Cancellation Fee (one-time charge for cancellation of the GFIB Rider; calculated as an annualized percentage of the Unfunded Income Benefit Base at the time of your request).	2.00%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Investment Division assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/11.	0.00%	0.00%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2011. The Fund or its agents provided the fees and charges that are based on 2011 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Service Class	0.00%	0.00%	0.00%	0.00%	0.00%
MainStay VP Growth Allocation — Service Class	0.00%	0.00%	0.00%	0.00%	0.00%
MainStay VP Moderate Allocation —Service Class	0.00%	0.00%	0.00%	0.00%	0.00%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.00%	0.00%	0.00%	0.00%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2011, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2011 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Bond — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Cash Management	0.00%	0.00%	0.00%	0.00%
MainStay VP Common Stock — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Convertible — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP DFA/DuPont Capital Emerging Markets Equity — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Eagle Small Cap Growth — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Flexible Bond Opportunities — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Floating Rate — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Government — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Growth Equity — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP High Yield Corporate Bond — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP ICAP Select Equity — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Income Builder — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP International Equity — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Janus Balanced — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Large Cap Growth — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP MFS® Utilities — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Mid Cap Core — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP PIMCO Real Return — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP S&P 500 Index — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP T. Rowe Price Equity Income — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP U.S. Small Cap — Service Class	0.00%	0.00%	0.00%	0.00%
MainStay VP Van Eck Global Hard Assets Fund – Initial Class	0.00%	0.00%	0.00%	0.00%
BlackRock® Global Allocation V.I. Fund — Class III Shares	0.00%	0.00%	0.00%	0.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.00%	0.00%	0.00%	0.00%
Dreyfus IP Technology Growth — Service Shares	0.00%	0.00%	0.00%	0.00%
Fidelity® VIP Contrafund® — Service Class 2	0.00%	0.00%	0.00%	0.00%
Fidelity® VIP Equity-Income — Service Class 2	0.00%	0.00%	0.00%	0.00%
Fidelity® VIP Mid Cap — Service Class 2	0.00%	0.00%	0.00%	0.00%
Janus Aspen Worldwide Portfolio — Service Shares	0.00%	0.00%	0.00%	0.00%
MFS® Investors Trust Series — Service Class	0.00%	0.00%	0.00%	0.00%
MFS® Research Series — Service Class	0.00%	0.00%	0.00%	0.00%
Neuberger Berman AMT Mid-Cap Growth — Class S	0.00%	0.00%	0.00%	0.00%
Royce Micro-Cap Portfolio — Investment Class	0.00%	0.00%	0.00%	0.00%
Victory VIF Diversified Stock — Class A Shares	0.00%	0.00%	0.00%	0.00%

Please refer to the applicable fund prospectus for additional information.

(¶)	Management Fees may include Adviser and/or Administration Fees.
(§)	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2011, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2011 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the Policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes when a Premium Payment is made, when either a Discretionary or Automatic Income Benefit Purchase is made, upon surrender of the Policy or on the Variable Account Annuity Commencement Date, or the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable.

Please Note: For purposes of the “with GFIB Rider” examples, We are assuming no Automatic Income Benefit Purchases have been made. If Automatic Income Benefit Purchases had been made, your expenses would have been lower. In addition, the Investment Division expenses used are based on allocations to the Investment Divisions with the highest expenses from Category C (Aggressive) at 20% and Category B (Moderate) at 80%.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Policies Purchased Without Any Riders:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Divisions	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
[ ]
without any Riders	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

For Policies Purchased With the GFIB Rider:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Divisions	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
[ ]
[ ]
with GFIB Rider	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE INCOME PLUS VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Income Plus Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Income Plus Variable Annuity?

The New York Life Income Plus Variable Annuity (NYL Income Plus) is a flexible premium deferred variable annuity policy issued by NYLIAC (single premium with the GFIB Rider) . NYL Income Plus also includes two riders through which deferred fixed income can be purchased (See “ABOUT NYL INCOME PLUS”). You may allocate your Premium Payment to 40 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Plan Account. There are Investment Division restrictions if you select the GFIB Rider (see “ABOUT NYL INCOME PLUS” and “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)”). The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, amounts deducted from the Variable Accumulation Value pursuant to Automatic Income Benefit Purchases (for policies with the GFIB Rider) and Discretionary Income Benefit Purchases (if you choose to purchase income through the IB Rider), and the interest credited on amounts in the DCA Advantage Plan Account.

2. Where can I allocate my Premium Payment(s)?

You can allocate your Premium Payment(s) to the Separate Account. Separate Account III currently consists of 65 Investment Divisions, 40 of which are available. You can also allocate your Premium Payment to one of our Asset Allocation Models. The available Investment Divisions and Asset Allocation Models are listed on the first two pages of this Prospectus. They offer investments in domestic and international markets. When you allocate your Premium Payment(s) to one of the Investment Divisions or Asset Allocation Models, the Separate Account will invest your Premium Payment(s) exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund, or the selected Asset Allocation Model.

You can also allocate your Premium Payment(s) to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates We have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions. (See “THE DCA ADVANTAGE PLAN.”)

Once your Premium Payment(s) has been allocated to either the Investment Divisions, Asset Allocation Models, or the DCA Advantage Plan Account, you may make Discretionary Income Benefit Purchases for the GFIB or IB Riders, subject to certain limitations. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES— Riders—“Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for more information. If you select the GFIB Rider, there will be restrictions on your ability to allocate your Premium Payment among the Investment Divisions or the Asset Allocation Models (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”).

3. What charges are assessed against the policy?

Before the date We start making Variable Account Annuity Income Payments to you, We will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the Policy. The policy service charge will be waived upon either a) registration with eDelivery of all available materials We normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first). In addition, We also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge).

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. (See “CHARGES AND DEDUCTIONS—Other Charges—Mortality And Expense Risk And Administrative Costs Charge.”) The amount of M&E Charges assessed to your Policy will be affected by fluctuations in market performance.

Before We begin making GFIB Payments, We impose a GFIB Fee for expenses that NYLIAC assumes in connection with providing those payments. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. Surrender charges only apply to amounts in the Accumulation Value. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Policy Years following receipt of your Premium Payment. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest portion of the Premium Payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment(s) if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (b) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

NYL Income Plus with the GFIB Rider is a single premium deferred variable annuity where the surrender charge period is based on the Policy Date.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

4. What are the minimum initial and maximum additional Premium Payments?

Unless We permit otherwise, the minimum initial Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. We may agree to other methods of payment. If you select the GFIB Rider, We will accept additional Premium Payments (minimum of $5,000) if they are noted on your application (see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)”). Additional monies will only be accepted where a portion of your total Premium Payment, as stated on the application, comes from another source such as a Section 1035 exchange, rollover, or transfer from another institution. Any additional monies accepted toward the Premium Payment receive the same GFIB Rate. For policies with the IB Rider, the minimum additional Premium Payment is $500. The maximum aggregate Premium Payment We accept is $1,000,000 without prior approval.

5. How are Premium Payments allocated?

We will allocate your Premium Payment(s) to the Investment Divisions, Asset Allocation Model(s) and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to Our receipt of all information necessary to issue a Policy. You cannot allocate any portion of your Premium Payment(s) to the Funded Income Benefit (for policies with either the GFIB or IB Rider). Any portion of your Premium Payment received after the Policy Date will be allocated at the close of the Business Day on which it is received. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the portion of your Premium Payment you place in each Allocation Alternative at the time you make a Premium Payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as We may permit. There are additional requirements with regard to the allocation of your Premium Payment if you select the GFIB Rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a portion of your Premium Payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you may allocate your Accumulation Value. The minimum amount of a Discretionary Income Benefit Purchase is noted on the Policy Data Page. Acceptance of the Premium Payment(s) is subject to Our suitability standards.

6. Can We terminate your policy?

If, after the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, and any optional rider charges, We reserve the right to terminate your Policy subject to applicable state laws. We will notify you of Our intention to exercise this right and give you 90 days to make a Premium Payment (for polices with the IB Rider only). If We terminate your policy, We will pay you the Variable Accumulation Value of your Policy in one lump sum. If you purchase income with either the GFIB or IB Rider, We may also terminate your Policy if after the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 on the Variable Account Annuity Commencement Date. In this event, any GFIB Payments or Income Benefit Payments that began prior to such termination will not be impacted.

7. Can I withdraw money from the policy before the Variable Account Annuity Commencement Date?

You may make withdrawals from the Accumulation Value before the Variable Account Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to Us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals.”) Please see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information regarding the impact of withdrawals on GFIB Payments.

8. How will NYLIAC make Variable Account Income Payments on the Variable Account Annuity Commencement Date?

We will make Variable Account Annuity Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant, and will provide any amount from the Variable Account that has not been paid out upon the death of the Annuitant. Variable Account Annuity Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments.”) We may offer other options for Variable Account Annuity Income Payments, at Our discretion, where permitted by state law.

9. What happens if I die before the Variable Account Annuity Commencement Date?

Unless amended by any rider attached to the Policy, if you die before the Variable Account Annuity Commencement Date, We will pay the Beneficiary(ies) under the Policy an amount equal to the greater of:

(a)	the Accumulation Value, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 10. (Also see “Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”) Please see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for information regarding how Income Benefit Purchases made pursuant to the GFIB and IB Riders impact the Policy’s death benefit.

10. What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Variable Account Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA). If your spouse chooses to continue the policy, We will not pay the death benefit proceeds as a consequence of your death. Please see “THE POLICIES— Riders—Income Benefit Rider” and “Guaranteed Future Income Benefit Rider (optional)” for more information regarding how spousal continuance may impact the GFIB or IB Rider.

11. Can I return the policy after it is delivered?

You can cancel the Policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive your Premium Payment less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the Policy along with the written request for cancellation in a form acceptable to Us, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your Policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

12. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

13. Are policy loans available?

Policy loans are not available.

14. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue, Room 251 New York, NY 10010

Written service requests will be effective as of the Business Day they are received in a form acceptable to Us at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important Policy statements.

15. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be effected by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be effected via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at Our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

You may authorize Us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to, with regard to your Accumulation Value, make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. Please note that Automatic Asset Reallocation is not available if you select the GFIB Rider.

To authorize the registered representative(s) or registered service assistants assigned to your Policy to make premium allocations, Discretionary Income Benefit Purchases and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2011 and 2010, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2011 (including the report of the independent registered public accounting firm); and each Separate Account’s statement of assets and liabilities as of December 31, 2011, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm), are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The Policies are first being offered as of the date of this Prospectus, therefore no condensed financial information is available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $117.9 billion at the end of 2011. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account’s assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Advantage Plan Account and any other separate account of NYLIAC.

Separate Account-III currently has 65 Investment Divisions, 40 of which are available. The portion of your Premium Payment allocated to the Investment Divisions is invested solely in the corresponding Eligible Portfolios of the relevant Fund. You may also allocate your Premium Payment to one of our Asset Allocation Models, subject to availability. Please note that there are allocation restrictions for policies that include the GFIB Rider (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”).

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP

Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

One or more Asset Allocation Models may be available in connection with the policy, at no extra charge. Currently, you can select one of three (3) Asset Allocation Models, with each specifying percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Variable Accumulation Value to an Asset Allocation Model, you may do so by notifying Us in writing at one of the addresses listed in Question 16 of this Prospectus, subject to model availability.

The Asset Allocation Models are static. If you select the GFIB Rider, your allocation(s) to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you do not select the GFIB Rider, you may rebalance the Asset Allocation Model you selected to reflect such model’s original percentages by notifying Us in writing at one of the addresses listed in Question 16 of this Prospectus. We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Accumulation Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Asset Allocation Model, you may do so by notifying Us in writing at one of the addresses listed in Question 16 of this Prospectus, subject to model availability.

In some instances, there may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, We will continue to rebalance your existing funds in the model as specified above if you have selected the GFIB Rider. Please contact your registered representative for a current list of Asset Allocation Models available under the policy. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

For purposes of counting the number of transfers that have been made in a given Policy Year, and in connection with determining whether there has been transfer activity that may potentially harm the rights or interests of other policyowners, please note that transfers into or out of an Asset Allocation Model count as one transfer.

You may also have funds from the DCA Advantage Plan allocated to an Asset Allocation Model. Allocation Alternatives other than the Asset Allocation Models are available that may enable you to allocate your Accumulation Value with similar risk and/or return characteristics. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. If you choose to participate in an asset allocation program, you are responsible for determining which Asset Allocation Model is best for you. Tools used to assess your risk tolerance may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time.

An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment	MainStay VP Bond;
	Management LLC	MainStay VP Cash Management;
MainStay VP Conservative Allocation;
MainStay VP Floating Rate;
MainStay VP Growth Allocation;
MainStay VP Moderate Allocation;
MainStay VP Moderate Growth Allocation;

	Subadvisers:	MainStay VP DFA/DuPont Capital Emerging Markets Equity
Dimensional Fund Advisors LP;
DuPont Capital Management Corporation

	Subadviser:	MainStay VP Eagle Small Cap Growth
Eagle Asset Management, Inc.

	Subadviser:	MainStay VP Janus Balanced
Janus Capital Management LLC

	Subadviser:	MainStay VP MFS® Utilities Portfolio
Massachusetts Financial Services Company

	Subadviser:	MainStay VP PIMCO Real Return
Pacific Investment Management Company LLC

	Subadviser:	MainStay VP T. Rowe Price Equity Income
T. Rowe Price Associates, Inc.

	Subadviser:	MainStay VP Van Eck Global Hard Assets
Van Eck Associates Corporation

	Subadviser: MacKay Shields LLC	MainStay VP Convertible;
	(“MacKay”)	MainStay VP Flexible Bond Opportunities;
MainStay VP Government;
MainStay VP High Yield Corporate Bond;

	Subadviser: Madison Square	MainStay VP Balanced;
	Investors LLC	MainStay VP Common Stock;
MainStay VP Growth Equity;
MainStay VP International Equity;
MainStay VP Mid Cap Core;
MainStay VP S&P 500 Index;

	Subadviser: Institutional Capital	MainStay VP ICAP Select Equity
LLC

	Subadviser: Winslow Capital	MainStay VP Large Cap Growth
Management, Inc.

	Subadvisers: Epoch Investment	MainStay VP Income Builder
Partners, Inc. (“Epoch”) and MacKay

	Subadviser: Epoch	MainStay VP U.S. Small Cap

BlackRock® Variable Series	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund
Funds, Inc.	Subadvisers: BlackRock Investment
Management, LLC and BlackRock
International Limited

Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC	Columbia Variable Portfolio — Small Cap Value Fund

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Fidelity® VIP Equity-Income Fidelity® VIP Mid Cap

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Worldwide Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series; MFS® Research Series;

Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Neuberger Berman AMT Mid-Cap Growth Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of your Premium Payment to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if We believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, We will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when We determine, in Our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if We determine, in Our sole discretion, that marketing, tax, investment, or other conditions warrant.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional Premium Payments can be made. It is issued on the lives of individual or joint Annuitants. If the GFIB Rider is selected, it is a single premium policy which means no additional Premium Payments can be made, except as set forth in this Prospectus (see “THE POLICIES—Riders— Guaranteed Future Income Benefit Rider (optional)”).

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions and/or Asset Allocations Model you select, and the interest credited on the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

If you select the GFIB Rider, the Policy includes a fixed deferred income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s) (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). The policies automatically include the IB Rider, which allows you to purchase deferred fixed income at your own pace (see “THE POLICIES—Rider—Income Benefit Rider”). GFIB Payments or Income Benefit Payments that result from either the GFIB or IB Rider, respectively, are not impacted by the investment experience of the Separate Account.

As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive income payments (Variable Account Annuity Income Payments, and/or GFIB Payments or Income Benefit Payments), (d) name a Payee to receive income payments (Variable Account Annuity Income Payments and/or GFIB Payments or Income Benefit Payments), and (e) transfer funds among the Investment Divisions or the Asset Allocation Models, which may be subject to certain limitations if you select the GFIB Rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing Policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information. A transfer of ownership may impact the benefits received under this Policy. Please refer to your Policy for more details.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your Policy. See your registered representative or contact Us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, We offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional Policy features may increase the cost of the Policy. Therefore, when selecting a Policy, you should consider what Policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each Policy in light of the length of time you plan to hold your Policy (i.e., your time horizon). If you intend to make multiple contributions to your Policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a Policy with a surrender charge period that is based on each Premium Payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the Policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily to provide income at a future date, and for the accumulation of retirement savings. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

Section 408 or 408A Individual Retirement Annuities (IRAs), including, Roth IRAs. Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive multiple streams of guaranteed income payments for life after you have owned the policy for more than thirteen (13) months.

•	The flexibility to transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

For policies that do not include the GFIB Rider:

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial Premium Payment. (Initial Premium Payments received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 14 of this Prospectus.) If the application is complete and accurate, and We have received all other information necessary to process the application, We will credit the initial Premium Payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial Premium Payments received in connection with 1035 exchanges and, rollovers, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 14 of this Prospectus.) If We cannot credit the initial Premium Payment within five Business Days after We receive it because the application is incomplete or inaccurate, We will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, We will refund the Premium Payment immediately.

For policies that include the GFIB Rider:

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your Premium Payment. (A portion of the Premium Payment received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 14 of this Prospectus.) Any portion of the Premium Payment received after the Policy Date will only be accepted if such portion is stated on your application. If the application is complete and accurate, and We have received all other information necessary to process the application, We will credit the Premium Payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of a portion of your Premium Payment received in connection with 1035 exchanges, and rollovers at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 14 of this Prospectus.) If We cannot credit the Premium Payment within five Business Days after We receive it because the application is incomplete or inaccurate, We will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, We will refund the Premium Payment immediately.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If We issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of the Premium Payment(s) is subject to Our suitability standards.

You may allocate your Premium Payment in up to 40 Investment Divisions, one of our Asset Allocation Models, as well as the DCA Advantage Plan Account you have chosen immediately. There are allocation restrictions for policies that include the GFIB Rider (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). We will credit any portion of your Premium Payment(s) received after the Policy Date to the Policy at the close of the Business Day on which it is received by NYLIAC. Moreover, you may increase or decrease the percentages of the Premium Payment(s) (which must be in whole number percentages) allocated to each Allocation Alternative or the DCA Advantage Plan Account at the time a Premium Payment(s) is made.

Unless We permit otherwise, the minimum initial Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by Us. For policies with the IB Rider, the minimum additional Premium Payment is $500. The maximum aggregate Premium Payment We accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of the Premium Payment. You must allocate a minimum of $5,000 to the DCA Advantage Plan Account.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity policy, or all of a life insurance policy for an annuity policy. Section 1035 also provides that an annuity policy may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both policies carefully. Remember that if you exchange a life insurance policy or annuity policy for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy,

•	there will be a new withdrawal charge period for this Policy,

•	other charges under this Policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity policy for this Policy unless you determine that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for purpose of effecting a 1035 exchange or rollover. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your Premium Payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20 fee for the returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the Premium Payment less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your Policy.

Issue Ages

To purchase a Non-Qualified Policy you must be between the ages of 18 and 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75. For Non-Qualified and Roth IRA policies, We will accept additional Premium Payments for policies with the IB Rider only; for such policies, We will accept additional Premium Payments until 12 months after you reach age 75.

For IRA, and Roth IRA plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 68 1/2 (on the April 1 after you turn 68 1/2) (18-75 for Roth IRAs). For IRA policies, We will accept additional Premium Payments for policies with the IB Rider only; for such policies, We will accept additional Premium Payments until 12 months after you reach age 68 1/2 (75 for Roth IRAs).

Transfers

You may transfer amounts between Investment Divisions of the Separate Account (including Investment Divisions used with the Asset Allocation Models) at least 30 days before the Variable Account Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE PLAN.”) Except in connection with transfers made pursuant to Automatic Asset Reallocation and the DCA Advantage Plan, the minimum amount that you may transfer between Investment Divisions is $500. Except for Automatic Asset Reallocation and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division would be less than $25 after you make a transfer, We will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with Automatic Asset Reallocation and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. In addition, transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”) will not count towards the twelve transfer limit. Transfers from the Investment Divisions to an Asset Allocation Model (and vice versa), as well as transfers from one Asset Allocation model to another are counted as one transfer.

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form We approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address We indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the Virtual Service Center.

NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

For policies with the GFIB Rider, individual transfers between Investment Divisions are not allowed. In order to effect an individual transfer between Investment Divisions (or allocation changes that involve an Asset

Allocation Model), you will have to submit an updated Premium Payment allocation form to VPSC that conforms to the Investment Division restrictions noted in this Prospectus at one of the addresses listed in Question 14 of this Prospectus.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will send you a letter notifying you that the transfer limitation has been exceeded. If We receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will process the transfer request. Thereafter, We will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when We take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options. In addition, We will not include transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” in these limitations.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may requires Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Fund Transfers—Our procedures are designed to limit potentially harmful fund transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

•

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more

•	Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investments scheme. Your Policy may not be traded on any stock exchange or secondary market. By purchasing this Policy you represent and warrant that you are not using this Policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because Our self-service options will be available to anyone who provides your Social Security number and your PIN; We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User

Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view Policy statements, and submit Policy transactions.

As described herein, We will use reasonable procedures to make sure that the instructions We receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions We take based on instructions received through IVR or VSC that We believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the Policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at Our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to Us at one of the addresses listed in Question 15 of this Prospectus.

VSC

The VSC is open Monday through Friday, from 7 a.m. until 4 a.m.; Saturday, from 7 a.m. until 10 p.m. and Sunday from 2 p.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the Investment Division allocations;

•	reset your password;

•	make Discretionary Income Benefit Purchases

•	change your address;

•	obtain service forms;

•	view and download policy statements; and

•	modify an existing Automatic Asset Reallocation arrangement.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls. The IVR enables you to:

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the allocation of future Premium Payments; and

•	speak with one of Our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Registered Representative Actions

You may authorize a third party to have access to your Policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. To authorize a third party to have access to your Policy information and to make fund transfers, allocation changes and other permitted transactions, you must send VPSC a Telephone Request Form completed in a form acceptable to Us to one of the addresses noted in Question 14 of this Prospectus. The Customer Service representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect Policy transactions through the Telephone Request Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize Us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Allocation (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your Policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, We will not accept e-mailed requests for Policy transactions or emails of imaged, signed service requests. E-mail inquires that are non- transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

If you select the GFIB Rider, there will be limitations on the ability of your registered representative to effect certain of the transactions described in these sections.

The DCA Advantage Plan

This option, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial Premium Payment (Premium Payment for policies with GFIB Rider) or a subsequent Premium Payment is made. You can request the DCA Advantage Plan in addition to the Automatic Asset Reallocation option. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 14 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Plan Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Account are to be made. You may not make transfers from the DCA Advantage Plan Account into the Investment Divisions. However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the Premium Payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Plan Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal  1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal  1/5,  1/4,  1/3,  1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any portion of your Premium Payment(s) We receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you agree to allocate a portion of your Premium Payment(s) to the DCA Advantage Plan Account under which the 6-month term will end on December 31, 2012 and we receive the remainder of the portion of the Premium Payment(s) that you decided to allocate to the 6-month DCA

Advantage Plan Account before December 31, 2012, We will allocate such portion of the Premium Payment(s) to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2012 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial Premium Payment (Premium Payment for policies with GFIB Rider) and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

Please note that the DCA Advantage Plan Account cannot be used with any portion of the Funded Income Benefit. Automatic Income Benefit Purchases will not include any amounts contained in the DCA Advantage Plan Account. Funds transferred from the DCA Advantage Plan Account to the Investment Divisions or the Asset Allocation Model you choose may be included in any Automatic Income Benefit Purchases made in connection with the GFIB Rider, or Discretionary Income Benefit Purchases made for the IB Rider. However, amounts continued in the DCA Advantage Plan Account will be used to determine the amount of an Automatic Income Benefit Purchase. In addition, if you select the GFIB Rider or an Asset Allocation model, your DCA Advantage Plan transfer allocations must match your initial Premium Payment (Premium Payment for policies with the GFIB Rider) allocations or any subsequent reallocations. You may not make DCA Advantage Plan transfers that are not in compliance with the Investment Division restrictions associated with the GFIB Rider outlined in this Prospectus. Please see “THE POLICIES—Riders- Guaranteed Future Income Benefit Rider (optional)” for more information.

You cannot make transfers into the DCA Advantage Plan Account from any Allocation Alternative.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 14 of this Prospectus. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business days before the date transfers are scheduled to begin. If your completed Automatic Asset Reallocation request form for this option is received less than five Business Days prior to the date you request it to begin, the reallocation will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation Option by contacting Us by phone at the number provided in Question 15 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Variable Accumulation Value is less than $2,000 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You can cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you may send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 14 of this Prospectus or contact Us by phone at the number provided in Question 16 of this Prospectus. Automatic Asset Reallocation is not available with policies that include the GFIB Rider.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of your Premium Payment to one or more Investment Divisions, one of three Asset Allocation Models, and/or the DCA Advantage Plan Account. The minimum amount that you may allocate to any one

Investment Division is $25. You may also allocate all or a portion of each Premium Payment to the DCA Advantage Plan Account. If you elect to allocate your Premium Payment to an Asset Allocation Model, you must allocate all of your Premium Payment to such model. The minimum amount that you may allocate to the DCA Advantage Plan Account is $5,000. (See “THE DCA ADVANTAGE PLAN.”) We will allocate other portions of your Premium Payment(s) to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of your Premium Payment(s) you allocate to an Investment Division or Asset Allocation Model in the form of Accumulation Units. We determine the number of Accumulation Units We credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day We are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units We credit to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit.

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how We value the Accumulation Units.

Riders

At no additional charge, We include an Income Benefit Rider with all policies. As described below, the Income Benefit Rider allows you to purchase deferred fixed income payments through deductions from the policy’s Variable Accumulation Value.

We also offer the Guaranteed Future Income Benefit Rider, which is available for an additional cost. The riders are only available in those states where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

(a) Income Benefit Rider (“IB Rider”)

The IB Rider is included with the policy in jurisdictions where approved. The IB Rider allows you to purchase deferred fixed income at your own pace, through Discretionary Income Benefit Purchases. Each Discretionary Income Benefit Purchase that you make will buy Income Benefit Payments payable starting on the Income Benefit Payment Commencement Date. The Income Benefit Payment Commencement Date cannot be earlier than thirteen (13) months after the Policy Date or later than five (5) years after the Income Benefit Payment Commencement Date shown on the Policy Data Page.

Discretionary Income Benefit Purchases can be made at any time after the first policy quarter and twenty (20) Business Days before the Income Benefit Payment Commencement Date. If no Discretionary Income Benefit Purchases are made by you before the Income Benefit Payment Commencement Date, no Income Benefit Payment amounts will be paid to you. The minimum Discretionary Income Benefit Purchase amount is $500, and you can make no more than twelve (12) Discretionary Income Benefit Purchases in any Policy Year.

Discretionary Income Benefit Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. In order to make a Discretionary Income Benefit Purchase, you may send Us a request in writing to one of the addresses provided in Question 14 of this Prospectus, or make a request through the VSC. We will process your request for a Discretionary Income Benefit Purchase at the close of the Business Day on which it is received by NYLIAC.

Within ten (10) days after you receive written confirmation of a Discretionary Income Benefit Purchase which includes the Income Benefit Payment amount that has been funded with such purchase, you may cancel it by sending a written notice to Us at one of the addresses provided in Question 14 of this Prospectus, within the ten (10) day right to return period described above. If you do not cancel the Discretionary Income Benefit Purchase, it is deemed final and will be used to provide the Income Benefit Payment amount noted in the confirmation. Once final, the amount of the Discretionary Income Benefit Purchase cannot be returned to the Investment Divisions.

The Income Benefit Payment amount that results from a Discretionary Income Benefit Purchase is based on, among other things, the Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the age of the Annuitant, and the Discretionary Income Benefit Purchase amount. If you choose to make multiple

Discretionary Income Benefit Purchases, the amount of your future Income Benefit Payments will be greater after each purchase. We will send you a written confirmation of the change in the Income Benefit Payment amount. Please refer to the Policy Data Page for additional information regarding how the Income Benefit Purchase Rate and the resulting Income Benefit Payment amount are determined. Appendix A provides an example that shows how the Income Benefit Payment amount would increase through multiple Discretionary Income Benefit Purchases.

You can also make Discretionary Income Benefit Purchases on a recurring basis by setting up Systematic Discretionary Income Benefit Purchases. Appendix A provides an example that shows how Systematic Discretionary Income Benefit Purchases can be used to create an Income Benefit Payment amount.

Once a portion of your Variable Accumulation Value is used to make Discretionary Income Benefit Purchases that will fund your Income Benefit Payments, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Discretionary Income Benefit Purchase is reversed during the right to return period noted above. Full or partial surrenders or annuitizations of your Policy will not impact Income Benefit Payment amounts that have already been funded. Please note, however, that upon a surrender of the Policy, any Income Benefit Payment amounts will not be paid until the Income Benefit Payment Commencement Date, unless you decide to change the Income Benefit Payment Commencement Date.

You may either accelerate or defer the Income Benefit Payment Commencement Date that is shown on the Policy Data Page. The earliest Income Benefit Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the Income Benefit Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (April 1 age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Income Benefit Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1/2. An acceleration of the Income Benefit Payment Commencement Date would likely result in a lower Income Benefit Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the Income Benefit Payment Commencement Date, the interest rate that is used to recalculate your Income Benefit Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Income Benefit Payments for accelerations, and decrease the interest rate used to recalculate Income Benefit Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration or deferral of the Income Benefit Payment Commencement Date will impact your Income Benefit Payment amount. Appendix A includes examples that show how an acceleration or deferral of the Income Benefit Payment Commencement Date would lower or increase your Income Benefit Payments. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the Income Benefit Payment Commencement Date.

In order to change the Income Benefit Payment Commencement Date, you must send VPSC a request in writing, to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

The IB Rider also changes the Policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the Income Benefit Payment Commencement Date, the Policy will end and We will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments (as modified by the IB Rider). In most cases, as the Variable Account Annuity Commencement Date and the Income Payment Commencement Date will be different; the Variable Account Annuity Commencement Date is typically later than the Income Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant if certain conditions are met. In this event, if Discretionary Income Benefit Purchases have been made, We will return such purchases to the Policy’s Variable Accumulation Value and no Income Benefit Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds. In addition, once Income Benefit Payments begin, the death benefit payable upon your death may be less than your Premium Payment(s).

If the Annuitant is living on the Income Benefit Payment Commencement Date, We will make Income Benefit Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Income Benefit Payments in a lump sum. This option can be exercised only three (3) times over the life of the Policy.

NYL Income Plus with IB Rider is a flexible premium deferred variable annuity. Each Premium Payment begins a new surrender charge period for that payment. In addition, there are no Investment Division restrictions for policies that include only the IB Rider. Please refer to your Policy and the Policy Data Page for additional information regarding payment options and other details concerning the IB Rider.

(b) Guaranteed Future Income Benefit Rider (“GFIB Rider”) (optional)

The GFIB Rider is available only in jurisdictions where approved. You can only select the GFIB Rider at the time of application. The GFIB Rider provides deferred fixed income payments that We guarantee for the life of the Annuitant, that begin on the GFIB Payment Commencement Date. We call these GFIB Payments. The GFIB Payment Commencement Date cannot be earlier than thirteen (13) months after the Policy Date or later than five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. The amount of GFIB Payments stated on the Policy Data Page is fixed and will not change unless you take withdrawals, or surrender or annuitize your Policy, in which case the GFIB Payments will be lower. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. If you select the GFIB Rider, income payments (not including Variable Account Annuity Income Payments) will be provided only by this rider—no income payments will be provided by the IB Rider.

The GFIB Rider converts the Policy into a single premium deferred variable annuity where the surrender charge period is based on the Policy Date.

The Funded Income Benefit is that portion of the GFIB Payments that have been funded through Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases (as described below), if any. At any point, the Funded Income Benefit is the cumulative amount of Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases that have been made. The Unfunded Income Benefit, at any point, represents the portion of the GFIB Payments that have not been funded. NYLIAC will make the GFIB Payments even if there is an Unfunded Income Benefit amount on the GFIB Payment Commencement Date. Please refer to the Policy and the Policy Data Page for additional information regarding the GFIB Rider.

Automatic Income Benefit Purchases are made through deductions taken from the Policy’s Variable Accumulation Value each policy quarter according to the Automatic Income Benefit Purchase Formula. We will notify you in writing each time an Automatic Income Benefit Purchase is made, which will include the amount of the Funded Income Benefit that has been purchased.

The Automatic Income Benefit Purchase Formula is a non-discretionary mathematical formula included in the Policy and the Statement of Additional Information that, among other things, compares the current investment performance of the Investment Divisions and prevailing interest rates with past Investment Division performance and interest rates, and considers previously made Automatic and Discretionary Income Benefit Purchases. The Automatic Income Benefit Purchase Formula helps Us to mitigate the risk of a significant shortfall in the Funded Income Benefit available to generate GFIB Payments due to poor performance of the Investment Divisions or low GFIB Rates. The formula also increases the likelihood that there will be sufficient purchases made by the GFIB Payment Commencement Date to fund your GFIB Payments. Please refer to the Policy Data Page and the Statement of Additional Information for additional information regarding the Automatic Income Benefit Purchase Formula.

Generally, the Automatic Income Benefit Purchase Formula will use more of your Variable Accumulation Value to purchase the Funded Income Benefit in unfavorable market conditions, low interest rate environments or if you are closer to the GFIB Payment Commencement Date. The formula will use less of your Variable Accumulation Value in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. Appendix B includes examples that show how the Automatic Income Benefit Purchase Formula would work, and how GFIB Payments would be funded in favorable and unfavorable market scenarios.

All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your previous Policy Quarter’s Variable Accumulation Value, except for the final Automatic Income Benefit Purchase made twenty (20) Business Days before the GFIB Payment Commencement Date which has no limitation. You can cancel the last Automatic Income Benefit Purchase up to five (5) Business Days prior to the GFIB Payment Commencement Date by sending Us a request in writing at one of the addresses noted in Question 14 of this Prospectus. If you cancel the last Automatic Income Benefit Purchase, We will return the amount of such purchase to the Variable Accumulation Value, and you will receive that portion of the GFIB

Payments that was funded immediately prior to the last Automatic Income Benefit Purchase on the GFIB Payment Commencement Date. Please contact your registered representative or one of Our customer service representatives for additional information regarding the last Automatic Income Benefit Purchase.

The Funded Income Benefit can also be purchased with Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Income Benefit Rider”). Discretionary Income Benefit Purchases can accelerate the funding of your GFIB Payments, or can provide additional GFIB Payment amounts if Discretionary Income Benefit Purchases are made after your GFIB Payments are fully funded. With the GFIB Rider, you can make Discretionary Income Benefit Purchases only if the Variable Accumulation Value is greater than the Unfunded Income Benefit divided by the Income Purchase Rate in effect at the time of such purchase. Appendix B includes an example that shows how Discretionary Income Benefit Purchases would impact your GFIB Payments.

If you select the GFIB Rider, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your Premium Payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of our Asset Allocation Models. The Asset Allocation Categories (for policies purchased on or before May 1, 2013) and 2012 Asset Allocation Models are set forth in Appendix C. The Asset Allocation Categories (for policies purchased after May 1, 2013) and 2013 Asset Allocation Models are set forth in Appendix D. Please note that the 2012 Asset Allocation Models are available for allocations on or before May 1, 2013, and the 2013 Asset Allocation Models are available for allocations after May 1, 2013.

Once you have allocated your Premium Payment to Investment Divisions in the Asset Allocation Categories or one of the Asset Allocation Models in compliance with the thresholds noted above, if necessary, We will automatically rebalance your allocation(s) on a quarterly basis to stay within the stated limits. Individual transfers between Investment Divisions are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses listed in Question 14 of this Prospectus. Each reallocation of your Premium Payment will count as one transfer. We will process your reallocation request by the close of the Business Day that it is received by NYLIAC, so long as the revised allocation(s) are within the stated limits. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

Partial withdrawals of your Variable Accumulation Value taken from your Policy before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of GFIB Payments that have already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date. Please refer to the Policy Data Page for more information regarding the impact of partial withdrawals or surrenders on the GFIB Payment amount. All amounts taken from the Investment Divisions for either partial withdrawals or purchases to fund your GFIB Payments will be processed on a pro-rata basis. Appendix B provides examples that show how the GFIB Payment could be impacted by either a partial withdrawal or surrender of the Policy.

You may either accelerate or defer the GFIB Payment Commencement Date that is shown on the Policy Data Page. The earliest GFIB Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85. Also note that with Traditional IRA polices, the GFIB Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1/2. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the GFIB Payment Commencement Date, the interest rate that is used to recalculate your GFIB Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the GFIB Payments for an acceleration of the GFIB Payment Commencement Date, and decrease the interest rate used to recalculate the GFIB Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration of the GFIB Payment Commencement Date would impact your GFIB Payments. Appendix B includes examples that show how an acceleration or deferral of the GFIB Payment Commencement Date would lower or increase the GFIB Payment amount. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the Income Benefit Payment Commencement Date.

In order to change the GFIB Payment Commencement Date, you must send VPSC a request in writing to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

If you elect to apply your entire Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date, you will not receive GFIB Payments if no portion of the Funded Income Benefit was purchased as of the date of your election. If on the date you elect to apply the entire Variable Accumulation Value to receive Variable Account Annuity Income Payments, only a portion of the Funded Income Benefit has been purchased, we will use such portion to pay you a reduced GFIB Payment amount on the GFIB Payment Commencement Date.

Your GFIB Payment may also be reduced in the event that you elect to apply a portion of your Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date. Please refer to the Policy and the Policy Data Page for additional information regarding the impact of receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial annuitizations will be processed on a pro-rata basis. Appendix B includes examples that show how the GFIB Payment would be impacted if either a portion or the entire Variable Accumulation Value is used to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date.

The GFIB Rider also changes the Policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the GFIB Payment Commencement Date, the Policy will end and We will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments (as modified by the GFIB Rider). In most cases the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date will be different; as the Variable Account Annuity Commencement Date is typically later than the GFIB Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant if certain conditions are met. In this event, if Automatic or Discretionary Income Benefit Purchases have been made, We will return such purchases to the Policy’s Variable Accumulation Value, cancel the GFIB Rider (the GFIB Rider Cancellation Fee will not be assessed in this case), and no GFIB Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds. In addition, once GFIB Payments begin, the death benefit payable upon your death may be less than your Premium Payment.

If the Annuitant is living on the GFIB Payment Commencement Date, We will make GFIB Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Income Benefit Payments in a lump sum. This option can be exercised only three (3) times over the life of the Policy. Please refer to your Policy and the Policy Data Page for additional information regarding payment options concerning the GFIB Rider.

You may cancel the GFIB Rider at any time after the right to return period. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. However, We will deduct a GFIB Rider Cancellation Fee from your Variable Accumulation Value and We will not refund any GFIB Fees that may have been deducted (see “OTHER CHARGES—GFIB Rider Cancellation Fee”). Upon receipt of this request, We will promptly cancel the GFIB Rider and will stop assessing the GFIB Fee. Please note that the Policy will continue as a single premium policy and surrender charges will be calculated based on the Policy Date. All other provisions of the GFIB Rider will revert back to those contained in the Policy and the IB Rider. The cancellation of the GFIB Rider will be effective as of the date either VPSC or the registered representative receives your cancellation request. If you cancel the GFIB Rider, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 14 and 15 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation of the transaction in question. You must provide Us with the nature of the error, the date of the error, the corresponding telephone reference number (if applicable) and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 15 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from your Premium Payment, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your Policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, We will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time all or any portion of your Premium Payment is in your Policy before it is withdrawn. For purposes of calculating the applicable surrender charge, We deem your Premium Payment to be withdrawn on a first-in, first-out basis, in the event that we do not receive all of your Premium Payment at once. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year after which no charge is made as shown on the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For policies with the GFIB Rider, the surrender charge period is based on the Policy Year. Therefore, with the GFIB Rider, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Policy Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the seventh Policy Year, after which no charge is made.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any Payment Year (Policy Year for policies that include the GFIB Rider) that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment if the withdrawal is made in the first Payment Year) less any prior surrender charge free withdrawals during the Payment Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year.

(b)	if NYLIAC cancels the policy;

(c)	when We pay proceeds upon the death of the policyowner;

(d)	when you select a Variable Account Annuity Income Payment option in any Payment Year (Policy Year for policies that include the GFIB Rider) after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(g)	when the aggregate surrender charges under a policy exceed 9.0% of the total Premium Payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Variable Account Annuity Commencement Date, We deduct a daily charge from the assets of the Separate Account to compensate Us for certain mortality and expense risks and administrative costs (M&E Charge) We assume under the policies and for providing policy administration services. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. The M&E charge may vary based on the Accumulation Value of the Policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses. The M&E Charges assessed to your Policy will be affected by fluctuations in market performance. However, this M&E Charge structure may be more advantageous in a flat or declining market. For policies with the GFIB Rider, We will not assess M&E charges if the policy no longer has a Variable Accumulation Value.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Variable Account Annuity Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services. We expect to make a profit from this charge, which We may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the Policy. The annual policy service charge will be waived either upon a) registration with eDelivery of all available materials that We normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first) We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Account Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the Policy such as collecting, processing and confirming Premium Payments and establishing and maintaining the available methods of payment.

(c) Guaranteed Future Income Benefit Fee

Prior to the GFIB Payment Commencement Date, We deduct the Guaranteed Future Income Benefit Fee (“GFIB Fee”) from your policy. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter. We expect to profit from this charge. We do not assess the GFIB Fee after the GFIB Payment Commencement Date.

(d) GFIB Rider Cancellation Fee

If you cancel the GFIB Rider, We will deduct a one-time GFIB Rider Cancellation Fee from your Variable Accumulation Value. The cancellation will be effective on the date that either VPSC (at one of the addresses listed in Question 14 of this Prospectus) or the registered representative receives your cancellation request. (See “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)”). We will deduct the GFIB Rider Cancellation

Fee from each Allocation Alternative in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your Policy. However, surrender charges may apply.

We will not change the fee for a particular Policy once you decide to select the GFIB Rider. The maximum GFIB Rider Cancellation Fee is 2.00% of the average Unfunded Income Benefit Base at the time that you elect to cancel the GFIB Rider. We may set a lower charge at Our sole discretion.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus.

(f) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under the DCA Advantage Plan and Automatic Asset Reallocation do not count toward this transfer limit. For policies with the GFIB Rider, individual transfers are not allowed and each reallocation of assets will count as one transfer (See “THE POLICIES- Riders- Guaranteed Future Income Benefit Rider (optional)”). Transfers to or from an Asset Allocation Model will also count as one transfer.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your Policy either (i) when a Premium Payment is made, (ii) upon surrender of the Policy, (iii) on the Variable Account Annuity Commencement Date, GFIB Payment Commencement Date, or the Income Benefit Payment Commencement Date, as applicable, or (iv) when either a Discretionary or Automatic Income Benefit Purchase is made pursuant to the IB or GFIB Rider, respectively. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before either the Variable Account Annuity Commencement Date, the GFIB Payment Commencement Date, or the Income Benefit Payment Commencement Date, as applicable. Please note that withdrawals or surrenders with policies that include the GFIB Rider that are effected before the GFIB Payment Commencement Date will decrease the amount of any GFIB Payments provided under the rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional).”)

To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to VPSC at one of the addresses listed on Question 14 of this Prospectus. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the Variable Accumulation Value at the end of the Business Day that VPSC receives the written request, less any surrender charges, taxes that We may deduct, and the annual policy service charge, if applicable. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than your Premium Payment.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

You can only surrender the portion of the Policy’s assets that are in the Accumulation Value. No amounts can be withdrawn from the Funded Income Benefit, even in connection with a surrender request. Upon surrender of this policy, you will receive the Accumulation Value, less any applicable surrender charges and policy service charges.

At surrender, the Funded Income Benefit (for policies with the GFIB or IB Rider), will be used to provide either reduced GFIB Payments or Income Benefit Payments on the GFIB Payment Commencement Date or Income Benefit Payment Commencement Date (See “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date or Income Benefit Payment Commencement Date”). For policies with the GFIB Rider, if no Automatic or Discretionary Income Benefit Purchases have been made, no GFIB Payments will be payable. For Policies with the IB Rider only, if no Discretionary Income Benefit Purchases have been made, no Income Benefit Payments will be payable.

We may also deduct any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Variable Account Income Payment method. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

(b) Partial Withdrawals

Partial withdrawals can only be made from the Accumulation Value, and any amounts withdrawn (including any surrender charge free amounts) before the GFIB Payment Commencement Date may reduce the amount of your GFIB Payments (for policies with the GFIB Rider) which were guaranteed as of the Policy Date. No partial withdrawals can be made from the Funded Income Benefit. Please refer to the Policy Data Page for more information regarding how partial withdrawals will reduce your GFIB Payments. If a partial withdrawal is made before any Automatic Income Benefit Purchases have been effected, the unfunded Income Benefit amount guaranteed as of the Policy Date will be reduced proportionally to the reduction in the Accumulation Value resulting from the partial withdrawal.

The minimum amount that can be withdrawn is $500, unless We agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. For policies with the GFIB Rider, partial withdrawals will be deducted on a pro-rata basis. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, We will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, We will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply to you. If, after either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, honoring a partial withdrawal request would result in a Variable Accumulation Value of less than $2,000, We reserve the right to terminate your policy, subject to any applicable state insurance law or regulation. We will notify you of Our intention to exercise this right. If We terminate your Policy, We will pay you the Variable Accumulation Value of your Policy in one lump sum. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be impacted by Our exercise of this right.

Also note that partial withdrawal requests for amounts greater than $25,000, or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 14 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

Required Minimum Distribution Option

For IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2.

Our Right to Cancel

If, after the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, and any optional rider charges, We reserve the right to terminate your Policy subject to applicable state laws. We will notify you of Our intention to exercise this right and give you 90 days to make a Premium Payment (for policies with the IB Rider only). If We terminate your policy, We will pay you the Accumulation Value of your Policy in one lump sum. We may also terminate your Policy if after either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, the Variable Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be impacted by Our exercise of this right.

Variable Account Annuity Commencement Date

The Variable Account Annuity Commencement Date is the date specified on the Policy Data Page. The Variable Account Annuity Commencement Date is the day that Variable Account Annuity Income Payments are scheduled to commence unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Variable Account Annuity Commencement Date is the first Policy Anniversary.

If We agree, you may change the Variable Account Annuity Commencement Date to an earlier date. If We agree, you may also defer the Variable Account Annuity Commencement Date to a later date, provided that We receive a written notice of the request at least one month before the last selected Annuity Commencement Date. For policies with the GFIB Rider, if you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide reduced GFIB Payments, beginning on the GFIB Payment Commencement Date. For policies with the IB Rider, if you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the Income Benefit Payment Commencement Date, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide Income Benefit Payments, starting on the Income Benefit Payment Commencement Date. If there is no Funded Income Benefit, on the date that you begin receiving Variable Account Annuity Income Payments, no GFIB Payments or Income Benefit Payments, respectively, will be made.

To request a change to the Variable Account Annuity Commencement Date to an earlier date or defer it to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to VPSC at one of the addresses listed in Question 14 of this Prospectus. The Variable Account Annuity Commencement Date and Variable Account Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

GFIB Payment Commencement Date

The GFIB Payment Commencement Date is the date specified on the Policy Data Page. The GFIB Payment Commencement Date is the day that GFIB Payments are scheduled to commence. You may receive GFIB Payments even if you surrender the Policy (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders”).

If We agree, you can change the GFIB Payment Commencement Date to an earlier date. The earliest possible GFIB Payment Commencement Date is thirteen (13) months after the Policy Date. The latest possible GFIB Payment Commencement Date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. You may change the GFIB Payment Commencement Date to an earlier date only once while the Annuitant is living. If you change the GFIB Payment Commencement Date to an earlier date, your GFIB Payments will be reduced based on mortality table assumptions, and an indexed-based interest rate plus an interest rate change adjustment as shown on the Policy Data Page.

To change the GFIB Payment Commencement Date to an earlier date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to VPSC at one of the addresses listed in Question 14 of this Prospectus at least sixty (60) days prior to the new GFIB Payment Commencement Date. The change will take effect as of the date We received your signed notice. We will notify you in writing of your revised GFIB Payment amount and new GFIB Payment Commencement Date.

For Qualified Policies (other than Roth IRAs), the GFIB Payment Commencement Date cannot be later than April 1 of the year following the year in which you attain age 70 1/2. For Qualified Policies, a change in the GFIB Payment Commencement Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If such change in the GFIB Payment Commencement Date would result in GFIB Payments that violate such Code restrictions, We will inform you that you may revise your request to an allowable GFIB Payment Annuity Commencement Date. If the GFIB Payment Commencement Date is accelerated by five years or less, We will increase the GFIB Payments, if necessary, to an amount that will satisfy such Code restrictions. For consistency, such an increase will also apply to Non Qualified Policies.

The disclosure in this section equally applies to any change of the Income Benefit Payment Commencement Date, which could result in an adjusted Income Benefit Payment amount.

Death Before Annuity Commencement

Unless amended by any rider attached to the Policy, if you die prior to the Variable Account Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 14 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value; or

(b)	the Adjusted Death Benefit Premium Payments.

Please see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for information regarding what happens if you die prior to the Variable Account Annuity Commencement Date and either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, respectively.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, We will apply all or part of these proceeds:

(i)	under the Life with Cash Refund Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments”); or

(ii)	under another Variable Account Annuity Income Payment option We may offer at the time.

Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments”.)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, We can pay the proceeds to the surviving spouse if you die before the Variable Account Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. Generally, NYLIAC will issue a Policy to joint owners so long as such joint owners are spouses. If your spouse exercises the spousal continuance option, any amounts contributed to the Funded Income Benefit will be returned to the policies Variable Accumulation Value and no GFIB Payments or Income Benefit Payments will be payable. All ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the Annuitant and, where applicable under another Variable Account Annuity Income Payment option, the joint Annuitant, if any, die after the Variable Account Annuity Commencement Date, NYLIAC will pay the sum required by the Variable Account Annuity Income Payment option in effect.

We will make any distribution or application of Policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 14 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Variable Account Income Payments

(a) Election of Variable Account Annuity Income Payment Options

We will make Variable Account Annuity Income Payments under the Life with Cash Refund payment option or under such other option We may offer at that time where permitted by state laws. (See “ANNUITY AND INCOME PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Variable Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the Policy Data Page of your policy. To change the Variable Account Annuity Income Payment option to another option that We make available or to request another method of payment prior to the Variable Account Annuity Commencement Date, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 14 of this Prospectus. However, once payments begin, you may not change the option. We may require proof of birth date before Variable Account Annuity Income Payments begin. For Variable Account Annuity Income Payment options involving life income (if We make such options available), the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. Under the Life with Cash Refund payment option, We will provide any amount from the Variable Account that has not been paid out upon the death of the Annuitant. NYLIAC does not currently offer variable Account Annuity Income Payment options.

After the first Policy Year, a policyholder may elect to apply a portion of the Variable Accumulation Value toward one of the Variable Account Annuity Income Payment options we may offer, while the remainder of the Policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this Policy. The Variable Accumulation Value will be reduced by the amount placed under one of the Variable Account Income Payment options We may offer. Under a partial annuitization, the policy’s Variable Accumulation Value, any riders under the Policy and any charges assessed will be treated the same as they would under any other withdrawal from the Policy’s Variable Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Variable Account Annuity Income Payment options involving life income, the Payee may not receive Variable Account Annuity Income Payments equal to the total Premium Payments made under the Policy if the Annuitant dies before the actuarially predicted date of death. We base Variable Account Annuity Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before We pay any Variable Account Annuity Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

GFIB Payments and Income Benefit Payments

On the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, We will start to make either GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant is living on the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. Please note, however, that GFIB Payments and Income Benefit Payments may be subject to modification as a result of certain transactions described in this Prospectus (see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider;” “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals” and “GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

GFIB Payments or Income Benefit Payments will continue as long as the Annuitant is living. The amount of GFIB Payments is determined at the time of application, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not determined as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. Income Benefit Payments are based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the Discretionary Income Benefit Purchase amount, and the attained age of the Annuitant on the date of the purchase.

No GFIB Payments or Income Benefit Payments will be payable to you if (i) you die before either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and there is no Funded Income Benefit on such date, (ii) you surrender the policy before the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and there is no Funded Income Benefit on such date, or (iii) your spouse continues the policy as the new Annuitant upon your death.

Delay of Payments

We will pay any amounts due from the Separate Account under the Policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 14 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the Policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the DCA Advantage Plan Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the DCA Advantage Plan Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a Premium Payment and/or “freeze” a Policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a Policy or an account is frozen, the Variable Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Variable Account Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 14 of this Prospectus. If before the Variable Account Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your estate. However, if the policyowner who is not the Annuitant dies before the Variable Account Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner’s estate. The proceeds noted in this section that may be payable to one or more Beneficiaries do not include GFIB Payments or Income Benefit Payments, which end when the Annuitant dies.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, We will pay any amount payable as though the Beneficiary died first.

THE DCA ADVANTAGE PLAN ACCOUNT

The DCA Advantage Plan Account is supported by the assets in NYLIAC’s general account. The DCA Advantage Plan Account is not registered under the federal securities laws.

NYLIAC will set interest rates in advance for each date on which We may receive a portion of the Premium Payment to the DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your Policy. Portions of the Premium Payment transferred into the DCA Advantage Plan Account will receive the applicable interest rate in effect on the Business Day We receive such portion of the Premium Payment. Interest rates for subsequent transfers made into the DCA Advantage Plan Account may be different from the rate applied to prior transfers made into the DCA Advantage Plan Account. The DCA Accumulation Value will never be less than the DCA Advantage Plan Account portion of the Nonforfeiture Value.

The annual effective rate that We declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

With respect to the GFIB and IB Rider, no amounts will be deducted from the DCA Advantage Account in connection with either Automatic or Discretionary Income Benefit Purchases. Amounts in the DCA Advantage Account can only be used in connection with Automatic or Discretionary Income Benefit Purchases after such amounts have been transferred to the Variable Accumulation Value. However, amounts in the DCA Advantage Plan Account will be used to determine the amount of an Automatic Income Benefit Purchase.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a Premium Payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. The U.S. Treasury Department and Internal Revenue Service have not addressed every aspect of the federal income tax treatment of this product or the application of certain law to this type of product. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is Our understanding that the commencement of GFIB Payments (for policies with the GFIB Rider) or Income Benefit Payments (for policies with the IB Rider) before the Variable Account Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the GFIB Payments (or the Income Benefit Payments, as the case may be) and the Variable Account.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan). Such income (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that a withdrawal from or surrender of the Policy described in this prospectus within 180 days of a partial exchange of such Policy for a long-term care insurance policy should not result in adverse tax consequences, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once GFIB Payments (for policies with the GFIB Rider) or Income Benefit Payments (for policies with the IB Rider) begin, We believe You will be treated as having two separate policies for purposes of satisfying these RMD rules. The GFIB Payments or the Income Benefit Payments (as the case may be) should automatically satisfy the RMD requirements with respect to the Cumulative Income Benefit Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The GFIB Payments or the Income Benefit Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 6.25% of all premiums received.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Income Plus Variable Annuity Statement of Additional Information.

The New York Life Income Plus Variable Annuity Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, New York 10159

Please send me a New York Life Income Plus Variable Annuity Statement of Additional Information dated May 1, 2013

Name

Address

City	State	Zip

APPENDIX A — IB RIDER EXAMPLES

The following examples demonstrate how your policy would work if you choose to purchase income (through Discretionary Income Benefit Purchases) with the IB Rider. The examples show how the policy’s Accumulation Value, Funded Income Benefit and Income Benefit Payments (if any), and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the Policy, as well as the potential income benefit, with other variable annuity policies that include a fixed deferred income component.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the Policy. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the IB Rider might hypothetically work in your situation.

IB Rider Example with Multiple Discretionary Income Benefit Purchases with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	3.56%	$0.00	$103,561.68	10.17%	$0.00	$0.00	$0.00	$103,561.68
62	2	$103,561.68	3.53%	$0.00	$107,219.04	9.53%	$0.00	$0.00	$0.00	$107,219.04
63	3	$107,219.04	3.53%	$0.00	$111,006.66	8.95%	$0.00	$0.00	$0.00	$111,006.66
64	4	$111,006.66	3.53%	$0.00	$114,921.69	8.42%	$0.00	$0.00	$0.00	$114,921.69
65	5	$114,921.69	3.53%	$25,000.00	$93,979.73	7.69%	$1,921.80	$1,921.80	$25,000.00	$118,979.73
66	6	$93,979.73	3.53%	$25,000.00	$72,292.61	7.22%	$1,804.05	$3,725.85	$50,000.00	$122,292.61
67	7	$72,292.61	3.52%	$0.00	$74,836.26	6.99%	$0.00	$3,725.85	$50,000.00	$124,836.26
68	8	$74,836.26	3.51%	$0.00	$77,465.46	6.58%	$0.00	$3,725.85	$50,000.00	$127,465.46
69	9	$77,465.46	3.52%	$0.00	$80,193.35	6.21%	$0.00	$3,725.85	$50,000.00	$130,193.35
70	10	$80,193.35	3.52%	$0.00	$83,018.10	6.15%	$0.00	$3,725.85	$50,000.00	$133,018.10

The designated Payee will receive Income Benefit Payments of $3,725.85 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with Multiple Discretionary Income Benefit Purchases with 0% Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 0%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	-1.37%	$0.00	$98,630.17	10.17%	$0.00	$0.00	$0.00	$100,000.00
62	2	$98,630.17	-1.40%	$0.00	$97,249.42	9.53%	$0.00	$0.00	$0.00	$100,000.00
63	3	$97,249.42	-1.40%	$0.00	$95,887.57	8.95%	$0.00	$0.00	$0.00	$100,000.00
64	4	$95,887.57	-1.41%	$0.00	$94,538.22	8.42%	$0.00	$0.00	$0.00	$100,000.00
65	5	$94,538.22	-1.39%	$25,000.00	$68,223.07	7.69%	$1,921.80	$1,921.80	$25,000.00	$100,000.00
66	6	$68,223.07	-1.40%	$25,000.00	$42,265.74	7.22%	$1,804.05	$3,725.85	$50,000.00	$100,000.00
67	7	$42,265.74	-1.44%	$0.00	$41,657.08	6.99%	$0.00	$3,725.85	$50,000.00	$100,000.00
68	8	$41,657.08	-1.45%	$0.00	$41,054.08	6.58%	$0.00	$3,725.85	$50,000.00	$100,000.00
69	9	$41,054.08	-1.44%	$0.00	$40,462.02	6.21%	$0.00	$3,725.85	$50,000.00	$100,000.00
70	10	$40,462.02	-1.44%	$0.00	$39,877.91	6.15%	$0.00	$3,725.85	$50,000.00	$100,000.00

The designated Payee will receive Income Benefit Payments of $3,725.85 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with Multiple Discretionary Income Benefit Purchases with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is -5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	-6.30%	$0.00	$93,698.66	10.17%	$0.00	$0.00	$0.00	$100,000.00
62	2	$93,698.66	-6.33%	$0.00	$87,766.19	9.53%	$0.00	$0.00	$0.00	$100,000.00
63	3	$87,766.19	-6.33%	$0.00	$82,207.54	8.95%	$0.00	$0.00	$0.00	$100,000.00
64	4	$82,207.54	-6.34%	$0.00	$76,994.13	8.42%	$0.00	$0.00	$0.00	$100,000.00
65	5	$76,994.13	-6.32%	$25,000.00	$47,131.94	7.69%	$1,921.80	$1,921.80	$25,000.00	$100,000.00
66	6	$47,131.94	-6.34%	$25,000.00	$19,144.60	7.22%	$1,804.05	$3,725.85	$50,000.00	$100,000.00
67	7	$19,144.60	-6.45%	$0.00	$17,910.03	6.99%	$0.00	$3,725.85	$50,000.00	$100,000.00
68	8	$17,910.03	-6.46%	$0.00	$16,752.16	6.58%	$0.00	$3,725.85	$50,000.00	$100,000.00
69	9	$16,752.16	-6.47%	$0.00	$15,668.34	6.21%	$0.00	$3,725.85	$50,000.00	$100,000.00
70	10	$15,668.34	-6.48%	$0.00	$14,652.76	6.15%	$0.00	$3,725.85	$50,000.00	$100,000.00

The designated Payee will receive Income Benefit Payments of $3,725.85 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with Systematic Discretionary Income Benefit Purchases with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 7 years beginning in Policy Year 1.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	3.37%	$5,000.00	$98,373.93	10.17%	$528.66	$528.66	$5,000.00	$103,373.93
62	2	$98,373.93	3.34%	$5,000.00	$96,659.05	9.53%	$495.23	$1,023.89	$10,000.00	$106,659.05
63	3	$96,659.05	3.34%	$5,000.00	$94,883.27	8.95%	$464.58	$1,488.47	$15,000.00	$109,883.27
64	4	$94,883.27	3.33%	$5,000.00	$93,038.34	8.42%	$436.56	$1,925.03	$20,000.00	$113,038.34
65	5	$93,038.34	3.33%	$5,000.00	$91,133.97	7.93%	$411.13	$2,336.16	$25,000.00	$116,133.97
66	6	$91,133.97	3.32%	$5,000.00	$89,161.96	7.44%	$384.85	$2,721.01	$30,000.00	$119,161.96
67	7	$89,161.96	3.32%	$5,000.00	$87,119.91	6.99%	$361.19	$3,082.20	$35,000.00	$122,119.91
68	8	$87,119.91	3.52%	$0.00	$90,185.78	6.58%	$0.00	$3,082.20	$35,000.00	$125,185.78
69	9	$90,185.78	3.53%	$0.00	$93,366.74	6.21%	$0.00	$3,082.20	$35,000.00	$128,366.74
70	10	$93,366.74	3.53%	$0.00	$96,660.62	6.15%	$0.00	$3,082.20	$35,000.00	$131,660.62

The designated Payee will receive Income Benefit Payments of $3,082.20 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with Systematic Discretionary Income Benefit Purchases with 0% Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 0%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 7 years beginning in Policy Year 1.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	-1.30%	$5,000.00	$93,702.16	10.17%	$528.66	$528.66	$5,000.00	$100,000.00
62	2	$93,702.16	-1.32%	$5,000.00	$87,460.77	9.53%	$495.23	$1,023.89	$10,000.00	$100,000.00
63	3	$87,460.77	-1.32%	$5,000.00	$81,304.64	8.95%	$464.58	$1,488.47	$15,000.00	$100,000.00
64	4	$81,304.64	-1.32%	$5,000.00	$75,227.71	8.42%	$436.56	$1,925.03	$20,000.00	$100,000.00
65	5	$75,227.71	-1.31%	$5,000.00	$69,238.70	7.93%	$411.13	$2,336.16	$25,000.00	$100,000.00
66	6	$69,238.70	-1.31%	$5,000.00	$63,331.52	7.44%	$384.85	$2,721.01	$30,000.00	$100,000.00
67	7	$63,331.52	-1.31%	$5,000.00	$57,505.03	6.99%	$361.19	$3,082.20	$35,000.00	$100,000.00
68	8	$57,505.03	-1.43%	$0.00	$56,683.92	6.58%	$0.00	$3,082.20	$35,000.00	$100,000.00
69	9	$56,683.92	-1.42%	$0.00	$55,877.75	6.21%	$0.00	$3,082.20	$35,000.00	$100,000.00
70	10	$55,877.75	-1.42%	$0.00	$55,082.43	6.15%	$0.00	$3,082.20	$35,000.00	$100,000.00

The designated Payee will receive Income Benefit Payments of $3,082.20 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawal were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with Systematic Discretionary Income Benefit Purchases with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is -5%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 7 years beginning in Policy Year 1.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	-5.97%	$5,000.00	$89,029.74	10.17%	$528.66	$528.66	$5,000.00	$100,000.00
62	2	$89,029.74	-5.96%	$5,000.00	$78,720.78	9.53%	$495.23	$1,023.89	$10,000.00	$100,000.00
63	3	$78,720.78	-5.92%	$5,000.00	$69,059.69	8.95%	$464.58	$1,488.47	$15,000.00	$100,000.00
64	4	$69,059.69	-5.88%	$5,000.00	$60,001.84	8.42%	$436.56	$1,925.03	$20,000.00	$100,000.00
65	5	$60,001.84	-5.81%	$5,000.00	$51,517.14	7.93%	$411.13	$2,336.16	$25,000.00	$100,000.00
66	6	$51,517.14	-5.73%	$5,000.00	$43,565.66	7.44%	$384.85	$2,721.01	$30,000.00	$100,000.00
67	7	$43,565.66	-5.63%	$5,000.00	$36,113.89	6.99%	$361.19	$3,082.20	$35,000.00	$100,000.00
68	8	$36,113.89	-6.39%	$0.00	$33,807.82	6.58%	$0.00	$3,082.20	$35,000.00	$100,000.00
69	9	$33,807.82	-6.38%	$0.00	$31,649.27	6.21%	$0.00	$3,082.20	$35,000.00	$100,000.00
70	10	$31,649.27	-6.39%	$0.00	$29,626.62	6.15%	$0.00	$3,082.20	$35,000.00	$100,000.00

The designated Payee will receive Income Benefit Payments of $3,082.20 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with an Accelerated Income Benefit Payment Commencement Date:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

The client accelerates their Income Benefit Payment Commencement Date to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	3.56%	$0.00	$103,561.68	10.17%	$0.00	$0.00	$0.00	$103,561.68
62	2	$103,561.68	3.53%	$0.00	$107,219.04	9.53%	$0.00	$0.00	$0.00	$107,219.04
63	3	$107,219.04	3.53%	$0.00	$111,006.66	8.95%	$0.00	$0.00	$0.00	$111,006.66
64	4	$111,006.66	3.53%	$0.00	$114,921.69	8.42%	$0.00	$0.00	$0.00	$114,921.69
65	5	$114,921.69	3.53%	$25,000.00	$93,979.73	7.69%	$1,921.80	$1,921.80	$25,000.00	$118,979.73
66	6	$93,979.73	3.53%	$25,000.00	$72,292.61	7.22%	$1,804.05	$3,725.85	$50,000.00	$122,292.61
67	7	$72,292.61	3.52%	$0.00	$74,836.26	5.91%	$0.00	$3,016.40	$50,000.00	$124,835.99

The acceleration of the Income Benefit Payment Commencement Start Date lowers the Income Benefit Payments to $3,016.40.

The designated Payee will receive Income Benefit Payments of $3,016.40 per year starting on the Income Benefit Payment Commencement Date (starting at age 67). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

IB Rider Example with a Deferral of the Income Benefit Payment Commencement Date

A New York Life Income Plus Variable Annuity is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

The client defers their Income Benefit Payment Commencement Date in Policy Year 7 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	$100,000.00	3.56%	$0.00	$103,561.68	10.17%	$0.00	$0.00	$0.00	$103,561.68
62	2	$103,561.68	3.53%	$0.00	$107,219.04	9.53%	$0.00	$0.00	$0.00	$107,219.04
63	3	$107,219.04	3.53%	$0.00	$111,006.66	8.95%	$0.00	$0.00	$0.00	$111,006.66
64	4	$111,006.66	3.53%	$0.00	$114,921.69	8.42%	$0.00	$0.00	$0.00	$114,921.69
65	5	$114,921.69	3.53%	$25,000.00	$93,979.73	7.69%	$1,921.80	$1,921.80	$25,000.00	$118,979.73
66	6	$93,979.73	3.53%	$25,000.00	$72,292.61	7.22%	$1,804.05	$3,725.85	$50,000.00	$122,292.61
67	7	$72,292.61	3.52%	$0.00	$74,836.26	8.93%	$0.00	$4,822.39	$50,000.00	$124,836.26
68	8	$74,836.26	3.51%	$0.00	$77,465.46	8.39%	$0.00	$4,822.39	$50,000.00	$127,465.46
69	9	$77,465.46	3.52%	$0.00	$80,193.35	7.84%	$0.00	$4,822.39	$50,000.00	$130,193.35
70	10	$80,193.35	3.52%	$0.00	$83,018.40	7.34%	$0.00	$4,822.39	$50,000.00	$133,018.40
71	11	$83,018.40	3.52%	$0.00	$85,944.08	6.88%	$0.00	$4,822.39	$50,000.00	$135,944.08
72	12	$85,944.08	3.52%	$0.00	$88,968.15	6.47%	$0.00	$4,822.39	$50,000.00	$138,968.15
73	13	$88,968.15	3.53%	$0.00	$92,105.40	6.42%	$0.00	$4,822.39	$50,000.00	$142,105.40

The deferral of the Income Benefit Payment Commencement Date increases their Income Benefit Payments to $4,822.39.

The designated Payee will receive Income Benefit Payments of $4,822.39 per year starting on the Income Benefit Payment Commencement Date (starting at age 73). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX B — GFIB RIDER EXAMPLES

The following examples demonstrate how your policy would work if you choose to purchase income with the GFIB Rider. The examples show how the policy’s Accumulation Value, Funded Income Benefit, GFIB Payments, and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the policy, as well as the guaranteed income benefit, with other variable annuity policies that include a guaranteed fixed deferred income component.

Each policy quarter, the Automatic Income Benefit Purchase Formula (“Formula”) determines whether to make an Automatic Income Benefit Purchase by comparing (a) the Variable Accumulation Value to (b) the dollar amount that would be needed to purchase the guaranteed future income not already funded (the “Unfunded Income Benefit”) using the income purchase rate then in effect. We call this dollar amount the “Cost of the Unfunded Income Benefit.” If the Variable Accumulation Value is less than approximately 114% (or eight sevenths (8/7)) of the Cost of the Unfunded Income Benefit, an Automatic Income Benefit Purchase will occur.

The Formula computes the amount of the Automatic Income Benefit Purchase by multiplying the policy’s then current Variable Accumulation Value by a factor that takes into account the ratio of the Cost of the Unfunded Income Benefit to the current Variable Accumulation Value. Under the Formula, an Automatic Income Benefit Purchase will never be greater than 10% of the prior quarter’s Variable Accumulation Value. This limitation, however, does not apply to the final application of the Automatic Income Benefit Purchase Formula that occurs at least twenty (20) Business Days before the GFIB Payment Commencement Date.

The amount of guaranteed income funded by the Automatic Income Benefit Purchase is determined by multiplying the Purchase amount by the current income purchase rate. Also note that for purposes of this Appendix B, annual rather than quarterly amounts are shown.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, GFIB Fees, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the policy. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the GFIB Rider might hypothetically work in your situation.

GFIB Rider Example with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below). This is the GFIB Payment Commencement Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$105,400.17	9.53%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$108,097.30	8.95%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$110,883.24	8.42%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$110,883.24
65	5	$110,883.24	2.40%	$12,275.48	$101,270.01	7.93%	$985.82	$985.82	$12,275.48	$6,944.05	$7,929.87	$113,545.49
66	6	$101,270.01	1.99%	$25,812.04	$77,476.89	7.44%	$1,964.80	$2,950.62	$38,087.52	$4,979.25	$7,929.87	$115,564.41
67	7	$77,476.89	2.07%	$18,187.33	$60,895.16	6.99%	$1,301.11	$4,251.73	$56,274.85	$3,678.14	$7,929.87	$117,170.01
68	8	$60,895.16	2.14%	$13,314.62	$48,881.30	6.58%	$896.90	$5,148.63	$69,589.47	$2,781.24	$7,929.87	$118,470.77
69	9	$48,881.30	2.20%	$9,995.45	$39,961.75	6.21%	$635.31	$5,783.94	$79,584.93	$2,145.93	$7,929.87	$119,546.68
70	10	$39,961.75	2.47%	$34,865.88	$6,082.53	6.15%	$2,145.93	$7,929.87	$114,450.81	$0.00	$7,929.87	$120,533.34

The designated Payee will receive GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Favorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000

Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.27%	$0.00	$10,000.00	$95,131.27	9.53%	$990.00	$990.00	$10,000.00	$6,939.87	$7,929.87	$105,131.27
63	3	$95,131.27	2.59%	$0.00	$0.00	$97,590.77	8.95%	$0.00	$990.00	$10,000.00	$6,939.87	$7,929.87	$107,590.77
64	4	$97,590.77	2.60%	$0.00	$0.00	$100,131.31	8.42%	$0.00	$990.00	$10,000.00	$6,939.87	$7,929.87	$110,131.31
65	5	$100,131.31	2.63%	$0.00	$0.00	$102,768.90	7.93%	$0.00	$990.00	$10,000.00	$6,939.87	$7,929.87	$112,768.90
66	6	$102,768.90	2.29%	$15,750.70	$0.00	$89,372.56	7.44%	$1,196.11	$2,186.11	$25,750.70	$5,743.76	$7,929.87	$115,123.27
67	7	$89,372.56	2.08%	$20,949.53	$0.00	$70,280.75	6.99%	$1,498.72	$3,684.83	$46,700.24	$4,245.04	$7,929.87	$116,980.98
68	8	$70,280.75	2.14%	$15,336.14	$0.00	$56,451.47	6.58%	$1,033.07	$4,717.91	$62,036.37	$3,211.96	$7,929.87	$118,487.84
69	9	$56,451.47	2.21%	$11,512.42	$0.00	$46,187.23	6.21%	$731.73	$5,449.64	$73,548.79	$2,480.23	$7,929.87	$119,736.02
70	10	$46,187.23	2.48%	$40,297.50	$0.00	$7,034.96	6.15%	$2,480.23	$7,929.87	$113,846.29	$0.00	$7,929.87	$120,881.26

The Discretionary Income Benefit Purchase lessens the amount of Automatic Income Benefit Purchases that need to be made to fully fund the GFIB Payments.

The designated Payee will receive GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Unfavorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	-7.03%	$0.00	$0.00	$92,970.11	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$100,000.00
62	2	$92,970.11	-6.13%	$16,347.30	$10,000.00	$60,926.33	9.53%	$2,562.32	$2,562.32	$26,347.30	$5,367.55	$7,929.87	$100,000.00
63	3	$60,926.33	-5.96%	$20,389.53	$0.00	$36,904.52	8.95%	$1,863.28	$4,425.61	$46,736.83	$3,504.26	$7,929.87	$100,000.00
64	4	$36,904.52	-6.09%	$12,342.51	$0.00	$22,314.47	8.42%	$1,060.40	$5,486.01	$59,079.33	$2,443.86	$7,929.87	$100,000.00
65	5	$22,314.47	-6.32%	$7,454.18	$0.00	$13,449.58	7.93%	$603.21	$6,089.22	$66,533.51	$1,840.65	$7,929.87	$100,000.00
66	6	$13,449.58	-6.75%	$4,483.27	$0.00	$8,058.69	7.44%	$339.79	$6,429.01	$71,016.79	$1,500.86	$7,929.87	$100,000.00
67	7	$8,058.69	-7.50%	$2,676.19	$0.00	$4,778.10	6.99%	$190.51	$6,619.52	$73,692.97	$1,310.35	$7,929.87	$100,000.00
68	8	$4,778.10	-8.83%	$1,576.21	$0.00	$2,780.09	6.58%	$105.64	$6,725.16	$75,269.18	$1,204.71	$7,929.87	$100,000.00
69	9	$2,780.09	-11.20%	$906.15	$0.00	$1,562.63	6.21%	$57.29	$6,782.45	$76,175.33	$1,147.42	$7,929.87	$100,000.00
70	10	$1,562.63	-15.45%	$1,321.15	$0.00	$0.00	6.15%	$82.54	$6,864.99	$77,496.49	$1,064.88	$7,929.87	$100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service changes and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with 0% Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	-2.12%	$0.00	$0.00	$97,882.75	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$100,000.00
62	2	$97,882.75	-2.18%	$0.00	$10,000.00	$85,751.91	9.53%	$990.00	$990.00	$10,000.00	$6,939.87	$7,929.87	$100,000.00
63	3	$85,751.91	-2.22%	$23,716.56	$0.00	$60,134.32	8.95%	$2,154.37	$3,144.37	$33,716.56	$4,785.50	$7,929.87	$100,000.00
64	4	$60,134.32	-2.08%	$20,485.36	$0.00	$38,398.73	8.42%	$1,759.64	$4,904.01	$54,201.92	$3,025.86	$7,929.87	$100,000.00
65	5	$38,398.73	-2.10%	$13,078.48	$0.00	$24,513.51	7.93%	$1,058.12	$5,962.13	$67,280.40	$1,967.74	$7,929.87	$100,000.00
66	6	$24,513.51	-2.17%	$8,345.50	$0.00	$15,635.47	7.44%	$632.38	$6,594.50	$75,625.90	$1,335.37	$7,929.87	$100,000.00
67	7	$15,635.47	-2.31%	$5,318.58	$0.00	$9,955.09	6.99%	$378.52	$6,973.03	$80,944.48	$956.84	$7,929.87	$100,000.00
68	8	$9,955.09	-2.57%	$3,381.41	$0.00	$6,317.88	6.58%	$226.55	$7,199.58	$84,325.89	$730.29	$7,929.87	$100,000.00
69	9	$6,317.88	-2.99%	$2,140.84	$0.00	$3,988.29	6.21%	$135.31	$7,334.89	$86,466.73	$594.98	$7,929.87	$100,000.00
70	10	$3,988.29	-3.68%	$3,841.72	$0.00	$0.00	6.15%	$239.72	$7,574.61	$90,308.45	$355.26	$7,929.87	$100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with 0% Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	-2.12%	$0.00	$97,882.75	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$100,000.00
62	2	$97,882.75	-2.42%	$0.00	$95,517.38	9.53%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$100,000.00
63	3	$95,517.38	-2.09%	$32,539.06	$60,982.97	8.95%	$2,972.96	$2,972.96	$32,539.06	$4,956.91	$7,929.87	$100,000.00
64	4	$60,982.97	-2.10%	$20,772.74	$38,929.73	8.42%	$1,784.33	$4,757.28	$53,311.80	$3,172.59	$7,929.87	$100,000.00
65	5	$38,929.73	-2.13%	$13,257.60	$24,841.48	7.93%	$1,072.61	$5,829.89	$66,569.40	$2,099.98	$7,929.87	$100,000.00
66	6	$24,841.48	-2.22%	$8,455.40	$15,833.52	7.44%	$40.71	$6,470.60	$75,024.80	$1,459.27	$7,929.87	$100,000.00
67	7	$15,833.52	-2.40%	$5,384.16	$10,069.92	6.99%	$383.19	$6,853.79	$80,408.96	$1,076.08	$7,929.87	$100,000.00
68	8	$10,069.92	-2.70%	$3,418.60	$6,379.34	6.58%	$229.05	$7,082.84	$83,827.55	$847.03	$7,929.87	$100,000.00
69	9	$6,379.34	-3.20%	$2,159.81	$4,015.47	6.21%	$136.51	$7,219.34	$85,987.37	$710.53	$7,929.87	$100,000.00
70	10	$4,015.47	-4.02%	$3,854.11	$0.00	6.15%	$240.50	$7,459.84	$89,841.47	$470.03	$7,929.87	$100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	-7.03%	$0.00	$92,970.11	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$100,000.00
62	2	$92,970.11	-6.50%	$24,267.07	$62,657.87	9.53%	$2,345.58	$2,345.58	$24,267.07	$5,584.29	$7,929.87	$100,000.00
63	3	$62,657.87	-5.97%	$20,968.12	$37,947.22	8.95%	$1,916.16	$4,261.73	$45,235.19	$3,668.14	$7,929.87	$100,000.00
64	4	$37,947.22	-6.11%	$12,690.33	$22,938.73	8.42%	$1,090.29	$5,352.02	$57,925.52	$2,577.85	$7,929.87	$100,000.00
65	5	$22,938.73	-6.35%	$7,661.80	$13,819.55	7.93%	$620.01	$5,972.03	$65,587.32	$1,957.84	$7,929.87	$100,000.00
66	6	$13,819.55	-6.80%	$4,605.67	$8,273.97	7.44%	$349.07	$6,321.11	$70,192.99	$1,608.76	$7,929.87	$100,000.00
67	7	$8,273.97	-7.59%	$2,746.72	$4,899.19	6.99%	$195.53	$6,516.64	$72,939.71	$1,413.23	$7,929.87	$100,000.00
68	8	$4,899.19	-8.99%	$1,615.15	$2,843.77	6.58%	$108.25	$6,624.88	$74,554.86	$1,304.99	$7,929.87	$100,000.00
69	9	$2,843.77	-11.49%	$925.83	$1,591.29	6.21%	$58.54	$6,683.42	$75,480.69	$1,246.45	$7,929.87	$100,000.00
70	10	$1,591.29	-16.02%	$1,336.36	$0.00	6.15%	$83.50	$6,766.92	$76,817.06	$1,162.95	$7,929.87	$100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,929.87 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Partial Withdrawal:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client takes a $20,000 partial withdrawal in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Partial Withdrawal	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$0.00	$105,400.17	9.53%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$0.00	$108,097.30	8.95%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$0.00	$110,883.24	8.42%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$110,883.24
65	5	$110,883.24	2.40%	$12,275.48	$0.00	$101,270.01	7.93%	$985.82	$985.82	$12,275.48	$6,944.05	$7,929.87	$113,545.49
66	6	$101,270.01	1.99%	$24,286.08	$20,000.00	$58,367.81	7.44%	$1,849.27	$2,835.09	$36,561.56	$3,751.15	$6,586.24	$94,929.37
67	7	$58,367.81	2.07%	$13,750.17	$0.00	$45,818.27	6.99%	$983.68	$3,818.77	$50,311.73	$2,767.47	$6,586.24	$96,130.00
68	8	$45,818.27	2.14%	$10,067.28	$0.00	$36,720.67	6.58%	$678.15	$4,496.92	$60,379.01	$2,089.32	$6,586.24	$97,099.69
69	9	$36,720.67	2.20%	$7,558.62	$0.00	$29,961.20	6.21%	$480.42	$4,977.34	$67,937.64	$1,608.90	$6,586.24	$97,898.84
70	10	$29,961.20	2.47%	$26,140.59	$0.00	$4,552.56	6.15%	$1,608.90	$6,586.24	$94,078.23	$0.00	$6,586.24	$98,630.79

The partial withdrawal lowers the GFIB Payments to $6,586.24.

The designated Payee will receive GFIB Payments of $6,586.24 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Full Surrender:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully surrenders the Policy at the end of Policy Year 7 when surrender charges have expired.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$105,400.17	9.53%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$108,097.30	8.95%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$110,883.24	8.42%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$110,883.24
65	5	$110,883.24	2.40%	$12,275.48	$101,270.01	7.93%	$985.82	$985.82	$12,275.48	$6,944.05	$7,929.87	$113,545.49
66	6	$101,270.01	1.99%	$25,812.04	$77,476.89	7.44%	$1,964.80	$2,950.62	$38,087.52	$4,979.25	$7,929.87	$115,564.41
67	7	$77,476.89	2.07%	$18,187.33	$60,895.16	6.99%	$1,301.11	$4,251.73	$56,274.85	$0.00	$4,251.73	$117,170.01
68	8	$0.00

The Accumulation Value of the policy at surrender is $60,749.20.

The full surrender lowers the GFIB Payments to $4,521.73.

The designated Payee will receive GFIB Payments of $4,521.73 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with an Income Acceleration of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client accelerates their GFIB Payments at the end of Policy Year 2 to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$105,400.17	7.55%	$0.00	$0.00	$0.00	$5,905.58	$5,905.58	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$108,097.30	7.09%	$0.00	$0.00	$0.00	$5,905.58	$5,905.58	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$110,883.24	6.68%	$0.00	$0.00	$0.00	$5,905.58	$5,905.58	$110,883.24
65	5	$110,883.24	2.61%	$0.00	$113,775.66	6.31%	$0.00	$0.00	$0.00	$5,905.58	$5,905.58	$113,775.66
66	6	$113,775.66	2.63%	$0.00	$116,771.11	5.97%	$0.00	$0.00	$0.00	$5,905.58	$5,905.58	$116,771.11
67	7	$116,771.11	2.37%	$99,974.27	$19,559.49	5.91%	$5,905.58	$5,905.58	$99,974.27	$0.00	$5,905.58	$119,533.76

The acceleration of the GFIB Payment Commencement Date lowers the GFIB Payments to $5,905.58.

The designated Payee will receive GFIB Payments of $5,905.58 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 7). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Deferral of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client defers their payments at the end of Policy Year 2 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$105,400.17	12.33%	$0.00	$0.00	$0.00	$9,993.40	$9,993.40	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$108,097.30	11.65%	$0.00	$0.00	$0.00	$9,993.40	$9,993.40	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$110,883.24	10.86%	$0.00	$0.00	$0.00	$9,993.40	$9,993.40	$110,883.24
65	5	$110,883.24	2.61%	$76.75	$113,697.98	10.16%	$7.80	$7.80	$76.75	$9,985.60	$9,993.40	$113,774.72
66	6	$113,697.98	1.99%	$29,068.09	$86,890.88	9.52%	$2,766.35	$2,845.54	$29,144.84	$7,147.86	$9,993.40	$116,035.72
67	7	$86,890.88	2.06%	$21,010.29	$67,668.74	8.93%	$1,876.28	$4,769.86	$50,155.13	$5,223.54	$9,993.40	$117,823.87
68	8	$67,668.74	2.10%	$15,668.70	$53,422.59	8.39%	$1,314.92	$6,118.14	$65,823.83	$3,875.26	$9,993.40	$119,246.42
69	9	$53,422.59	2.02%	$14,740.10	$39,763.45	7.84%	$1,154.90	$7,300.38	$80,563.93	$2,693.02	$9,993.40	$120,327.39
70	10	$39,763.45	2.07%	$10,200.95	$30,385.04	7.34%	$748.35	$8,066.60	$90,764.89	$1,926.80	$9,993.40	$121,149.93
71	11	$30,385.04	2.10%	$7,330.21	$23,691.53	6.88%	$504.68	$8,583.46	$98,095.10	$1,409.94	$9,993.40	$121,786.62
72	12	$23,691.53	2.10%	$5,452.23	$18,737.37	6.47%	$352.96	$8,944.91	$103,547.32	$1,048.49	$9,993.40	$122,284.69
73	13	$18,737.37	2.42%	$16,322.76	$2,868.24	6.42%	$1,048.49	$9,993.40	$119,870.08	$0.00	$9,993.40	$122,738.32

The deferral of the GFIB Payment Commencement Date increases the GFIB Payments to $9,993.40.

The designated Payee will receive GFIB Payments of $9,993.40 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 13). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Partial Annuitization:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client partially annuitizes $20,000 of the Policy’s Accumulation Value in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Partial Annuitization	Accumulation Value at Policy Year End	Income Purchase Rate (average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$0.00	$105,400.17	9.53%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$0.00	$108,097.30	8.95%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$0.00	$110,883.24	8.42%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$110,883.24
65	5	$110,883.24	2.40%	$12,275.48	$0.00	$101,270.01	7.93%	$985.82	$985.82	$12,275.48	$6,944.05	$7,929.87	$113,545.49
66	6	$101,270.01	1.99%	$24,286.08	$20,000.00	$58,367.81	7.44%	$1,849.27	$2,835.09	$36,561.56	$3,751.15	$6,586.24	$94,929.37
67	7	$58,367.81	2.07%	$13,750.17	$0.00	$45,818.27	6.99%	$983.68	$3,818.77	$50,311.73	$2,767.47	$6,586.24	$96,130.00
68	8	$45,818.27	2.14%	$10,067.28	$0.00	$36,720.67	6.58%	$678.15	$4,496.92	$60,379.01	$2,089.32	$6,586.24	$97,099.69
69	9	$36,720.67	2.20%	$7,558.62	$0.00	$29,961.20	6.21%	$480.42	$4,977.34	$67,937.64	$1,608.90	$6,586.24	$97,898.84
70	10	$29,961.20	2.47%	$26,140.59	$0.00	$4,552.56	6.15%	$1,608.90	$6,586.24	$94,078.23	$0.00	$6,586.24	$98,630.79

The partial annuitization results in Variable Account Annuity Income Payments of $1,144.50 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The partial annuitization lowers the GFIB Payments to $6,586.24.

The designated Payee will receive GFIB Payments of $6,586.24 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Full Annuitization:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2012 by a 60 year old with a $100,000 premium payment. The GFIB Payment is $7,929.87.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully annuitizes the Policy’s Accumulation Value at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic & Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	$100,000.00	2.80%	$0.00	$102,795.79	10.17%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$102,795.79
62	2	$102,795.79	2.53%	$0.00	$105,400.17	9.53%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$105,400.17
63	3	$105,400.17	2.56%	$0.00	$108,097.30	8.95%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$108,097.30
64	4	$108,097.30	2.58%	$0.00	$110,883.24	8.42%	$0.00	$0.00	$0.00	$7,929.87	$7,929.87	$110,883.24
65	5	$110,883.24	2.40%	$12,275.48	$101,270.01	7.93%	$985.82	$985.82	$12,275.48	$6,944.05	$7,929.87	$113,545.49
66	6	$101,270.01	1.99%	$25,812.04	$77,476.89	7.44%	$1,964.80	$2,950.62	$38,087.52	$4,979.25	$7,929.87	$115,564.41
67	7	$77,476.89	2.07%	$18,187.33	$60,895.16	6.99%	$1,301.11	$4,251.73	$56,274.85	$0.00	$4,251.73	$117,170.01
68	8	$0.00

The full annuitization of $60,895.16 at the end of Policy Year 7 results in Variable Account Annuity Income Payments of $3,614.16 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The full annuitization lowers the GFIB Payment to $4,251.73.

The designated Payee will receive GFIB Payments of $4,251.73 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A = NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B = [0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C = An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX C — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED ON OR BEFORE MAY 1, 2013) AND 2012 ASSET ALLOCATION MODELS

Asset Allocation Categories:

Category A: Conservative

Minimum Allocation	20%
Maximum Allocation	100%

Individual Investment Divisions (Money Market, Bond)

MainStay VP Cash Management MainStay VP Bond MainStay VP Government MainStay VP Flexible Bond Opportunities	MainStay VP Floating Rate MainStay VP High Yield Corporate Bond MainStay VP PIMCO Real Return

Category B: Moderate

Minimum Allocation	0%
Maximum Allocation	80%

Individual Investment Divisions (Balanced, Asset Allocation, Mixed Equity)

MainStay VP Balanced

MainStay VP Common Stock

MainStay VP Conservative Allocation

MainStay VP Convertible

MainStay VP Growth Allocation

MainStay VP Growth Equity

MainStay VP ICAP Select Equity

MainStay VP Income Builder

MainStay VP Janus Aspen Balanced

MainStay VP Large Cap Growth

MainStay VP MFS® Utilities

MainStay VP Moderate Allocation

MainStay VP Moderate Growth Allocation

MainStay VP S&P 500 Index

MainStay VP T. Rowe Price Equity Income

BlackRock® Global Allocation V.I.

Fidelity VIP Contrafund®

MFS® Investors Trust Series

MFS® Research Series

Victory VIF Diversified Stock

Category C: Aggressive

Minimum Allocation	0%
Maximum Allocation	20%

Individual Investment Divisions (Equity)

MainStay VP DFA/DuPont Capital Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP U.S. Small Cap

MainStay VP Van Eck Global Hard Assets

Columbia VP Small Cap Value Dreyfus IP Technology Growth Fidelity VIP Equity-Income Fidelity VIP Mid-Cap Janus Aspen Worldwide Neuberger Berman AMT Mid-Cap Growth Royce Micro-Cap

2012 Asset Allocation Models:

Appreciation	Balanced

40% MainStay VP Moderate Growth Allocation

25% Fidelity VIP Contrafund®

20% MainStay VP Flexible Bond Opportunities

10% MainStay VP International Equity

5% MainStay VP DFA/DuPont Capital Emerging Markets

Equity

35% MainStay VP Moderate Growth Allocation 25% MainStay VP Flexible Bond Opportunities 20% BlackRock Global Allocation 10% Fidelity VIP Contrafund® 10% MainStay VP International Equity

Protection

30% MainStay VP Moderate Growth Allocation 25% BlackRock® Global Allocation 25% MainStay VP Flexible Bond Opportunities 15% MainStay VP Bond 5% MainStay VP PIMCO Real Return

C-1

APPENDIX D — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED AFTER MAY 1, 2013) AND 2013 ASSET ALLOCATION MODELS

Asset Allocation Categories:

Category A: Fixed Income

Minimum Allocation	30%
Maximum Allocation	100%

Individual Funds (Money Market, Bond)

MainStay VP Cash Management	MainStay VP Floating Rate
MainStay VP Bond	MainStay VP High Yield Corp Bond
MainStay VP Government	MainStay VP PIMCO Real Return
MainStay VP Unconstrained Bond

Category B: Fixed Income and Equity

Minimum Allocation	0%
Maximum Allocation	70%

Individual Funds

MainStay VP Conservative Allocation	MainStay VP Common Stock
MainStay VP Janus Balanced	MainStay VP S&P 500 Index
BlackRock® Global Allocation V.I.	MainStay VP ICAP Select Equity
MainStay VP Moderate Allocation	MFS® Research Series
MainStay VP Income Builder	MainStay Large Cap Growth
MainStay VP Balanced	MainStay VP Growth Allocation
MainStay VP Moderate Growth Allocation	Victory VIF Diversified Stock
MainStay VP Convertible	Fidelity® VIP Contrafund
MFS® Investors Trust Series	MainStay VP T. Rowe Price Equity Income
MainStay VP MFS® Utilities	MainStay VP Marketfield
MainStay VP Growth Equity

Category C: Equity

Minimum Allocation	0%
Maximum Allocation	10%

Individual Funds (100% Equity)

Fidelity® VIP Mid Cap	Neuberger Berman AMT Mid-Cap Growth
MainStay VP U.S. Small Cap	MainStay VP International Equity
Dreyfus IP Technology Growth	MainStay VP DFA/DuPont Capital Emerging Markets Equity
MainStay VP Eagle Small Cap Growth	MainStay VP Van Eck Global Hard Assets
Janus Global Research	Royce Micro-Cap
Fidelity® VIP Equity-Income	UIF U.S. Real Estate Fund
MainStay VP Mid Cap Core	Invesco VKM V.I. American Value Fund
Columbia VP Small Cap Value

D-1

2013 Asset Allocation Models:

Appreciation	Balanced

35% MainStay VP Growth Allocation

20% MainStay VP Marketfield

20% MainStay VP Unconstrained Bond

10% MainStay VP Floating Rate

  5% Fidelity® VIP Contrafund

  5% MainStay VP International Equity

  5% MSVP DFA/DuPont Emerging Markets Equity

35% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

15% Fidelity® VIP Contrafund

10% MainStay VP Marketfield

  5% MainStay VP Floating Rate

  5% MainStay VP International Equity

  5% BlackRock® Global Allocation V.I.

Protection

30% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

20% BlackRock® Global Allocation V.I.

10% MainStay VP Bond

  5% MainStay VP Floating Rate

  5% MainStay VP PIMCO Real Return

  5% MainStay VP Marketfield

D-2

Statement of Additional Information

May 1, 2013 for

New York Life Income Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Income Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Income Plus Variable Annuity Prospectus dated May 1, 2013. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Income Plus Variable Annuity Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for the M&E Charge for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c = the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*     In a leap year, this calculation is based on 366 days.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Automatic Income Benefit Purchase Formula

A pre-defined and non-discretionary Automatic Income Benefit Purchase Formula will be used to deduct a portion of the Variable Accumulation Value as an Automatic Income Benefit Purchase. Automatic Income Benefit Purchases are used to fund the GFIB Payments. Each Automatic Income Benefit Purchase reduces the Unfunded Income Benefit and concurrently increases the Funded Income Benefit. The Automatic Income Benefit Purchase Formula will be used to determine if an Automatic Income Benefit Purchase is required and the amount of the required Automatic Income Benefit Purchase.

AUTOMATIC INCOME BENEFIT PURCHASE FORMULA:

Target Ratio:    TRt = (UIBt ÷ PRt) ÷ Vt

Quarterly Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum [C* PQV, Vt x {1 – Minimum [1, m x (1 – TRt)]}]

Final Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum (UIBt ÷ PRt,Vt)

•	t = Time (current Business Day)

•	AIBP = Automatic Income Benefit Purchase

•	IBP = Income Benefit Purchase (Automatic Income Benefit Purchase or Discretionary Income Benefit Purchase)

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•

PR = Income Benefit Purchase Rate: The amount of income purchased per dollar of Variable Accumulation Value applied to purchase the income. The income purchase rate in effect for an Automatic Income Benefit Purchase and a Discretionary Income Benefit Purchase at the time a purchase is processed.

•	FIB = Funded Income Benefit

•	UIB = Unfunded Income Benefit

•	V = Accumulation Value

•

TR = Target Ratio: The ratio of the Variable Accumulation Value required to purchase the Unfunded Income Benefit relative to the current Accumulation Value in the Policy at the time a purchase is processed.

•

C = Cap: The maximum percentage 10% of the prior quarter-end Policy’s Accumulation Value, on the first Business Day of the prior Policy quarter, that can be used to make an Automatic Income Benefit Purchase, except for the final Automatic Income Benefit Purchase. The Cap percentage is established on the Policy Date and will not change while this Policy is in effect.

•	PQV = The Policy’s Accumulation Value on the first Business Day of the prior Policy quarter.

•	m = Target Threshold [8].

The Automatic Income Benefit Purchase Formula will be applied on the second Policy quarter and every subsequent Policy quarter, except for the final Automatic Income Benefit Purchase, as described below, until the GFIB Payment Commencement Date. If this formula determines that an Automatic Income Benefit Purchase is required, the purchase will be processed on the same day that the formula is applied. With the exception of the final Automatic Income Benefit Purchase, each Automatic Income Benefit Purchase is subject to a maximum of ten percent (10%) of the Accumulation Value as of the first Business Day of the prior Policy quarter.

Final Automatic Income Benefit Purchase

A final application of the Automatic Income Benefit Purchase Formula will be calculated twenty (20) Business Days immediately preceding the GFIB Payment Commencement Date to determine if a final Automatic Income Benefit Purchase is necessary, and the amount of the required Automatic Income Benefit Purchase. We will provide notification to you of the upcoming final application of the Automatic Income Benefit Purchase Formula thirty (30) calendar days in advance of the final formula application date. If a purchase is required, it will be processed on the same day that the formula is applied. Following the final Automatic Income Benefit Purchase, if any, we will send you a written confirmation stating the amount of the purchase. Please examine this confirmation carefully. Within five (5) days of the GFIB Payment Commencement Date, you may cancel the final Automatic Income Benefit Purchase by returning the confirmation to Us with a request to cancel the purchase. On the day we receive your cancellation request, the Automatic Income Benefit Purchase will be reversed. The amount applied to the Variable Accumulation Value will be equal in dollar value to the amount deducted for the Automatic Income Benefit Purchase.

If a final Automatic Income Benefit Purchase is required to fully fund the GFIB Payments, and you cancel the final Automatic Income Benefit Purchase, you may receive an income payment amount that is less than the GFIB Payment amount. On the GFIB Payment Commencement Date you will receive an income payment amount equal to the Funded Income Benefit determined on the day you cancel the final purchase. Please read the Policy for additional details.

ANNUITY AND INCOME PAYMENTS

We will make equal annuity payments each month under the Life with Cash Refund payment option during the lifetime of the Annuitant. If the Annuitant dies before the Variable Account has been exhausted, the amount remaining in the Variable Account will be paid to the Beneficiary. We may require that the Payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the aggregate amount of the Variable Account.

On the Variable Account Annuity Commencement Date, We will determine the Variable Accumulation Value of your Policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Variable Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the Policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

3

On the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, We will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant(s) is living on the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. GFIB Payments or Income Benefit Payments, as applicable, will continue as long as the Annuitant(s) is living. The amount of the GFIB Payments is determined on and guaranteed as of the Policy Date, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not guaranteed as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. Income Benefit Payments are based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the Discretionary Income Benefit Purchase amount, and the age of the Annuitant on the date of the purchase.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments— Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

4

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

5

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2011 and 2010, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2011 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

6

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

To be filed by amendment.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement, dated August 2, 1995 between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Advantage Variable Annuity (No. ICC11-P105) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(b)	Specimen Policy Data Page – New York Life Advantage Variable Annuity with the Guaranteed Minimum Income Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(c)	Specimen Policy Data Page – New York Life Advantage Variable Annuity with the Income Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(d)	Guaranteed Minimum Income Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(e)	Income Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(e).

(5)(a)	Application for policy for New York Life Advantage Variable Annuity (No. ICC11-A106)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(2) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(g)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(k)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(o)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(p)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(q)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(r)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(s)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(w)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(b)(b)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(c)(c)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(d)(d)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(e)(e)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8)(f)(f)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(g)(g)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(h)(h)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(i)(i)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(j)(j)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(9)(a)	Opinion and Consent of George S. Shively, Esq. — Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP — Not applicable.

(10)(b)	Powers of Attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(c)	Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(c) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(d)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(d) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(e)	Not applicable.

(10)(f)	Powers of Attorney for John T. Fleurant, Director of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(f) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(g)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(g) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(h)	Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(i)	Not applicable.

(10)(j)	Powers of Attorney for Arthur H. Seter, Director, Senior Vice President & Chief Investment Officer of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(k)	Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(k) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(l)	Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer & Chief Actuary of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(l) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(m)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(m) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(n)	Powers of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(n) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(o)	Powers of Attorney for Robert M. Gardner, Director & Vice President of NYLIAC – Previously filed in accordance with regulation S-T, CFR 232.102(e) as Exhibit (10)(o) to the post-effective amendment to the registration statement on Form-N for NYLIAC Variable Annuity Separate Account-III (File No 333-156018), filed 2/12/13 and incorporated herein by reference.

(10)(p)	Powers of Attorney for Drew E. Lawton, Director of NYLIAC – Previously filed in accordance with regulation S-T, CFR 232.102(e) as Exhibit (10)(p) to the post-effective amendment to the registration statement on Form-N for NYLIAC Variable Annuity Separate Account-III (File No 333-156018), filed 2/12/13 and incorporated herein by reference.

(11)	Not applicable.

(12)	Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman and President
Blunt, Christopher O.	Director and Executive Vice President
Boccio, Frank M.	Director and Executive Vice President
Ashe, Christopher	Director and Senior Vice President
Lash, Steven D.	Director and Senior Vice President
Gardner, Robert M.	Director & Vice President
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Sproule, Michael E.	Director, Executive Vice President & Chief Financial Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Fleurant, John T.	Director
Lawton, Drew E.	Director
Thrope, Susan A.	Director
Kim, John Y.	Executive Vice President - CEO & President of New York Life Investments
Pfaff, Mark W.	Executive Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cole, Thomas	Senior Vice President
DeSanto, Craig L.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
DiRago, John C.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President & Treasurer
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Oleske, Michael M.	Senior Vice President & Chief Tax Counsel
Pasteris, Paul T.	Senior Vice President
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Ramos, Edward	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Warren, Julia A.	Senior Vice President
Abramo, Stephen	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen	Vice President-Tax
Bartlett, Judy R.	Vice President & Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bloom, Stephen A.	Vice President & Chief Underwriter
Brill, Elizabeth	Vice President & Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cunningham, Paul K.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President & Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Friedman, Barbara T.	Vice President, Associate Legal Officer & Assistant Secretary
Furlong, Brian	Vice President
Galdi, Frank	Vice President
Gangemi, Thomas J.	Vice President
Greene, Paul G.	Vice President
Grove, Matthew M.	Vice President
Hamrick, Jane L.	Vice President & Actuary
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President & Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Joannides, Minas C. M.D.	Vice President & Chief Medical Officer
Karmen, Robert	Vice President & Associate Legal Officer
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President & Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer & Assistant Secretary
Lenz, Scott L.	Vice President & Associate Tax Counsel
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McDermott, Gail A.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen	Vice President & Actuary
Moffitt, Eric A.	Vice President
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Ok, Francis	Vice President
Oliviero, Michael J.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Perry, Valerie L.	Vice President - Underwriting
Petty, Mike	Vice President
Reimer, Linda M.	Vice President & Associate Legal Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Saccullo, Kathi P.	Vice President
Scialabba, Angelo J.	Vice President & Controller
Seewald, Scott R.	Vice President
Serek, Donald R.	Vice President
Shannon, Joseph J.	Vice President
Shea, Thomas P.	Vice President
Sherman, Eric	Vice President & Actuary
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Tate, William P.	Vice President
Troeller, Thomas J.	Vice President & Actuary
Turner, Teresa A.	Vice President
Vaccaro, John	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wion, Matthew D.	Vice President & Actuary
Yashnyk, Michael A.	Vice President
Bidwell, Anna Louise	Associate Legal Officer & Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Series Fund, Inc.(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Insurance Taiwan Corporation	Taiwan
New York Life International Holdings Limited	Mauritius	12%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
FM Holdco LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
Plainview Funds plc – Emerging Markets Credit Portfolio	Ireland
MacKay Shields Statutory Trust – High Yield Bond Series	Connecticut
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	20.093%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields Income Opportunities Fund GP, LLC	Delaware
MacKay Shields Income Opportunities Delaware Fund, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund I, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund II, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund III, L.P.	Delaware
MacKay Shields Income Opportunities SPV 2, LLC	Delaware
Madison Capital Funding LLC	Delaware
Faraday Holdings, LLC	Delaware	17.75%
Interior Specialists, Inc.	California
Heritage Interiors ISI, LLC	Arizona
SuperFloors ISI, LLC	Washington
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC (“HASBC”)	Michigan
Kobrin Builder’s Supply Holdings, LLC (“KBSH”)	Michigan	54.95%
Kobrin Builders Supply, LLC	Florida
V-Line Logistics, LLC	Indiana
IDG Holdco, LLC	Delaware	45.24%
Identity Group Holdings Corp.	Delaware
Identity Group Holdings LLC	Delaware
Business Stationery LLC	Ohio
IDG, LLC	Delaware
SigLet, Inc.	Delaware
Redi-Tag Corporation	California
Graphics Systems, Inc.	Kansas
Scott Sign Systems, Inc.	Florida
AdMart Attractions, Inc.	New York
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
WDC Liquidation Trust
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
Kirkwood Fund I LLC	Delaware	2.416%
Kirkwood Fund II LLC	Delaware	2.38%
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Islands
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Offshore Partners II-S GP, Limited	Scotland
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP India Funding III LLC	Delaware
NYLIM-Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	23.30%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Arkansas
Joplin Holding, LLC	Delaware
Joplin Properties, LLC	Arkansas	50%
NYLIM-JP, LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM-GCR Fund I, LLC	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
New York Life Investments International Limited	Ireland
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware	60%
Madison Core Property Fund LLC	Delaware	3.565%
MIREF 1500 Quail, LLC	Delaware
MIREF Mission Heritage, LLC	Delaware
MIREF Linpro Center, LLC	Delaware
MIREF Mill Creek, LLC	Delaware
MIREF Gateway, LLC	Delaware
MIREF Delta Court, LLC	Delaware
MIREF Seaside, LLC	Delaware
MIREF Zanker Road, LLC	Delaware
MIREF Fremont Distribution Center, LLC	Delaware
1101 Taylor Road LLC	Delaware
MIREF Century, LLC	Delaware
MIREF York Road, LLC	Delaware
York Road EW, LLC	Delaware
York Road Retail West, LLC	Delaware
MIREF Saddle River LLC	Delaware
Via Verde San Dimas, LLC	Delaware
MIREF DC Corp.	Delaware
MIREF L Street, LLC	Delaware
1901 L Street Corp.	Delaware
1901 L Street LLC	District of Columbia
MIREF Broadstone Uptown Lofts, LLC	Delaware
Texas Broadstone Uptown Lofts, L.P.	Texas
MIREF Newpoint Commons, LLC	Delaware
MIREF Carol Point, LLC	Delaware
MIREF Broadstone Westway Park, LLC	Delaware
Texas Broadstone Westway Park, L.P.	Texas
MIREF Northsight, LLC	Delaware
MIREF Riverside, LLC	Delaware
MIREF Corporate Woods, LLC	Delaware
MIREF Bedminster, LLC	Delaware
MIREF Barton’s Creek, LLC	Delaware
Barton’s Lodge Apartments, LLC	Delaware
MIREF Marketpointe, LLC	Delaware
MIREF 101 East Crossroads, LLC	Delaware
101 East Crossroads, LLC	Delaware
MIREF Waterview, LLC	Delaware
MIREF Chain Bridge, LLC	Delaware
1991 Chain Bridge Road, LLC	Delaware
MIREF Hammonds Ferry, LLC	Delaware
OHF Road, LLC	Delaware
MIREF Aptakisic, LLC	Delaware
Aptakisic Creek Corporate Park, LLC	Delaware
MIREF 250 Montgomery, LLC
MIREF Hawthorne, LLC	Delaware
MIREF Auburn 277, LLC	Delaware
MIREF Sumner North, LLC	Delaware
MIREF Wellington, LLC	Delaware
MIREF Warner Center, LLC	Delaware
Valley Business Park LLC	Delaware
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Flatiron CLO 2012-1 Ltd.	Cayman Islands
Flatiron CLO 2013-1-Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware	93%
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 575 Lex NY LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Savings Trust 2003-A (GEST)	New York
UFI-NOR Federal Receivables Trust, Series 2009B	New York
NYLARC Holding Company Inc.	Arizona
New York Life Agents Reinsurance Company	Arizona

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2013, there were approximately 412 owners of Qualified Policies and 144 owners of Non-Qualified Policies offered through NYLIAC Variable Annuity Separate Account-III.

ITEM 28. INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 — LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS — No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS—Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c)	DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS — Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS — Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Series Fund

McMorgan Funds

NYLIM Institutional Funds

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara J. McInerney	Senior Managing Director, Compliance
Daniel A. Andriola	Managing Director and Controller
Karen Bain	Managing Director, Tax
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Todd Childress	Managing Direct, Private Advisors Institutional Sales
Mark Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Amanda Parness	Managing Director, NYLCAP Institutional Sales
Stephen Sexeny	Managing Director, Cornerstone Capital Management Institutional Sales
Robin Wagner	Managing Director and Chief Compliance Officer
Brian Wickwire	Managing Director
Mary Ann Aull	Director - Financial Operations and Treasurer
Christine M. Dempsey	Director
David S. Hescheles	Director, Independent Channel, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
Charles Youngblood	Director, MacKay Shields Institutional Sales
Marta Hansen	Vice President
Rafaela Herrera	Vice President, Compliance

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31. MANAGEMENT SERVICES — Not applicable.

ITEM 32. UNDERTAKINGS — Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the New York Life Flexible Premium Variable Annuity II Policy are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a)(1) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 12th day of February, 2013.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT - III
(Registrant)

By:	/s/ Matthew M. Grove
Name: Matthew M. Grove
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Matthew M. Grove
Name: Matthew M. Grove
Title: Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher T. Ashe*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
John T. Fleurant*	Director
Robert M. Gardner*	Director
Steven D. Lash*	Director
Drew E. Lawton*	Director
Theodore A. Mathas*	Director, Chairman and President (Principal Executive Officer)
Angelo J. Scialabba*	Vice President and Controller (Principal Accounting Officer)
Arthur H. Seter*	Director
Michael E. Sproule*	Director and Chief Financial Officer
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By	/s/ Matthew M. Grove
Matthew M. Grove
Attorney-in-Fact
February 12, 2013

*  Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(9)(a)	Opinion and Consent of George S. Shively, Esq.